EXHIBIT 10.10

                             REVOLVING CREDIT NOTE


                                                     Detroit, Michigan
$16,000,000                                         September 25, 2001

     On or before the Revolving Credit Maturity Date FOR VALUE RECEIVED, SMTEK International, Inc., a Delaware corporation, (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Sixteen Million Dollars ($16,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Credit Agreement dated as of September 25, 2001, made by and between Company and Bank (as the same may be amended or modified from time to time, herein called "Agreement"), together with interest thereon as hereinafter set forth.

     Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                 SMTEK INTERNATIONAL, INC.

                                 By: /s/ Kirk A. Waldron
                                 Its: Chief Financial Officer/Tresurer

SMTEK INTERNATIONAL, INC. CREDIT AGREEMENT DATED AS OF SEPTEMBER 25, 2001 COMERICA BANK

                             CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, made as of the 25th day of September, 2001, by and between SMTEK INTERNATIONAL, a Delaware corporation, of Thousand Oaks, California (herein called "Company") and COMERICA BANK, a Michigan banking corporation, of Detroit, Michigan (herein called "Bank").

RECITALS:

A. Company desires to obtain certain credit facilities from Bank.

B. Bank is willing to extend such credit to Company on the terms and conditions herein set forth.

     NOW, THEREFORE, Bank and Company agree as follows:

     WITNESSETH:

1. DEFINITIONS

     For the purposes of this Agreement the following terms will have the following meanings:

     "Account" shall have the meaning assigned to it in the Michigan Uniform Commercial Code on the date of this Agreement.

     "Account Debtor" shall mean the party who is obligated on or under any Account.

     "Adjusted Tangible Net Worth" shall mean as of any date of determination, Tangible Net Worth as of such date plus the outstanding principal amount of the Subordinated Debt as of such date.

     "Advance" shall mean a borrowing requested by Company and made by Bank under Section 2 of this Agreement, including any refunding or conversions of such borrowings pursuant to Section 4.A.3 hereof, and shall include a Eurodollar-based Advance and a Prime-based Advance.

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether throughthe ownership of voting securities, by contract or otherwise.

     "Alternate Base Rate" shall mean for any day a rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the Federal Funds Effective Rate in effect on such day plus one percent (1%).

     "Applicable Eurodollar Margin" shall mean one and three quarters percent (1-3/4%).

     "Applicable Interest Rate" shall mean the Eurodollar-based Rate or the Prime-based Rate, as selected by Company from time to time subject to the terms and conditions of this Agreement.

     "Applicable L/C Commission Rate" shall mean one and three quarters percent (1 3/4%) per annum.

     "Availability" shall mean as of any date of determination the aggregate amount by which the Borrowing Base as of such date exceeds the outstanding principal amount of the Advances plus the Letter of Credit Reserve.

     "Base Adjusted Tangible Net Worth" shall initially mean $11,220,000. Beginning September 30, 2001 and on the last day of each fiscal quarter thereafter, Base Adjusted Tangible Net Worth shall increase by fifty percent (50%) of Net Income for the fiscal quarter then ending. If Net Income is less than zero for any fiscal quarter, it shall be deemed to be zero for the purposes of this calculation.

     "Borrowing Base" shall mean as of any date of determination, the sum of
(a) eighty five percent (85%) of Eligible Accounts plus (b) the lesser of (i) forty percent (40%) of Eligible Inventory and (ii) $4,000,000.

     "Business Day" shall mean any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in Detroit, Los Angeles, London and New York.

     "Capital Expenditure" shall mean, without duplication, any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of Company, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of Company or a Subsidiary, as applicable, thereunder would be required by GAAP to be capitalized and shown as liabilities on the balance sheet of Company and its consolidated Subsidiaries.

     "Capital Lease" shall mean any lease of any property (whether real, personal or mixed) by Company or any Subsidiary as lessee which, in conformity with GAAP, is, or is required to be accounted for as a capital lease on the balance sheet of Company and its consolidated Subsidiaries, together with any renewals of such leases (or entry into new leases) on substantially similar terms.

     "Consolidated" or "Consolidating" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated or combined, as applicable, basis in accordance with GAAP. Unless otherwise specified herein, references to Consolidated financial statements or data of Company includes consolidation with its Subsidiaries in accordance with GAAP.

     "Debentures" or "2008 Debentures" shall mean the 8 1/2% Convertible Subordinated Debentures issued by Data-Design Laboratories, Inc. (Company 's predecessor), due 2008, with principal outstanding as of September 25, 2001:
$1,580,000.

     "Debt Service Coverage Ratio" shall mean as of any date of determination, a ratio, the numerator of which is net income of Company and its Domestic Subsidiaries for the four preceding fiscal quarters ending on such date of determination plus, to the extent deducted in determining such net income, depreciation and amortization for such period and the denominator of which is current maturities of longterm debt (including Capital Leases) of Company and its consolidated Subsidiaries as of such date of determination, as determined in accordance with GAAP.

     "Domestic Subsidiary" shall mean a Subsidiary of Company which is not a Foreign Subsidiary.

     "EBITDA" shall mean as of any date of determination, Net Income for the four preceding fiscal quarters ending or such date of determination plus, to the extent deducted in determining Net Income, (i) depreciation and amortization expense for such period, (ii) interest expense for such period and (iii) income taxes for such period, all as determined in accordance with GAAP.

     "Eligible Account" shall mean an Account (but shall not include interest and service charges) arising in the ordinary course of SMI 's, Technetics ' or Jolt 's business which meets each of the following requirements:

     (a) it is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account;

     (b) it is not owing by an Account Debtor (as defined in the UCC) who has failed to pay twenty five percent (25 %) or more of the aggregate amount of its Accounts owing to Company within ninety (90) days after the date of the respective invoices or other writings evidencing such Accounts;

     (c) it arises from the sale or lease of goods and such goods have been shipped or delivered to the Account Debtor under such Account; or it arises from services rendered and such services have been performed;

     (d) it is evidenced by an invoice, dated not later than the date of shipment or performance, rendered to such Account Debtor or some other evidence of billing acceptable to Bank;

     (e) it is not evidenced by any note or other negotiable instrument or by any chattel paper;

     (f) it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not subject to any offset, counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part;

     (g) it is not subject to any sale of accounts, any rights of offset, assignment, lien or security interest whatsoever other than to Bank; provided, however, if an Account is subject to an offset and Bank has received a waiver letter from the Account Debtor in form and substance acceptable to Bank in its sole discretion, then such Account shall, if it meets all other requirements, be an Eligible Account;

     h) it is not owing by a subsidiary or affiliate of Company or any of its Subsidiaries, nor by an Account Debtor which (i) does not maintain its chief executive office in the United States of America, (ii) is not organized under the laws of the United States of America, or any state thereof (unless the Account is covered by FCIA insurance or a letter of credit issued by a bank which is acceptable to Bank in the exercise of its sole discretion), or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality or other instrumentality thereof;

     (i) it is not an account owing by the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of any of the foregoing, unless all necessary steps are taken to comply with the Federal Assignment of Claims Act of 1940, as amended, or with any comparable state law, if applicable, and all other necessary steps are taken to perfect Bank 's security interest in such account;

     (j) it is not owing by an Account Debtor for which Company or any Subsidiary has received a notice of (i) the death of the Account Debtor or any partner of the Account Debtor, (ii) the dissolution, liquidation, termination of existence, insolvency or business failure of the Account Debtor, (iii) the appointment of a receiver for any part of the property of the Account Debtor, or (iv) an assignment for the benefit of creditors, the filing of a petition in bankruptcy, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor;

     (k) it is not an account billed in advance, payable on delivery, for consigned goods, for guaranteed sales, for unbilled sales, payable at a future date in accordance with its terms, subject to a retainage or holdback by the Account Debtor or insured by a surety company; and

     (l) it is not owing by any Account Debtor whose obligations Bank (in its sole reasonable discretion) shall have notified Company are not deemed to constitute Eligible Accounts. An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

     "Eligible Inventory" shall be valued at the lesser of cost or present market value in accordance with GAAP, on a first in/first out basis, and shall mean all of SMI 's and Tech 's Inventory which is in good and merchantable condition, is not obsolete or discontinued, and which would properly be classified as "raw materials" or "finished goods inventory" under GAAP, excluding (a) Company 's work in process, consigned goods and inventory located outside the United States of America, (b) inventory covered by or subject to a seller 's right to repurchase, or any consensual or nonconsensual lien or security interest (including without limitation purchase money security interests) other than in favor of Bank, whether senior or junior to Bank 's security interest, and (c) Inventory that Bank (in its sole reasonable discretion) after having notified Company, excludes. Inventory which is at any time Eligible Inventory, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Inventory.

     "Environmental Laws" shall mean all federal, state and local laws including statutes, regulations, ordinances, codes, rules, and other governmental restrictions and requirements, relating to environmental pollution, contamination or other impairment of the environment or any hazardous or toxic substances of any nature. These Environmental Laws shall include but not be limited to the Federal Solid Waste Disposal Act, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, and the Federal Superfund Amendments and Reauthorization Act of 1986.

     "Equipment Loans" shall mean the loans requested by Company and made by Bank pursuant to the provisions of Section 3.

     "Equipment Drawdown Period" shall mean the period beginning on the date of execution of this Agreement and ending September 23, 2002.

     "Equipment Note Maturity Date" shall mean with respect to each Equipment Note the date which is five (5) years after the date of funding of such Note.

     "Equipment Notes" shall mean the Notes described in Section 3 hereof made by Company to Bank in the form annexed to this Agreement as Exhibit "A".

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code.

     "Eurodollar-based Advance" shall mean an Advance which bears interest at the Eurodollar-based Rate.

     "Eurodollar-based Rate" shall mean a per annum interest rate which is the Applicable Eurodollar Margin plus the quotient of:

     (a) the per annum interest rate at which Bank 's Eurodollar Lending Office offers deposits to prime banks in the eurodollar market in an amount comparable to the relevant Eurodollarbased Advance or relevant principal portion of any term loan and for a period equal to the relevant Interest Period at approximately the time Company requests such Advance on the first day of such Interest Period; divided by

     (b) a percentage equal to 100% minus the maximum rate on such date at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category; all as conclusively determined by Bank, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

     "Eurodollar Lending Office" shall mean Bank 's office located at Grand Cayman, British West Indies or such other branch of Bank, domestic or foreign, as it may hereafter designate as its Eurodollar
Lending Office by notice to Company.

     "Event of Default" shall mean any of the Events of Default specified in
Section 11 hereof.

     "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank from three Federal funds brokers of recognized standing selected by it.

     "Foreign Subsidiary" shall mean a Subsidiary of Company that is organized under the laws of a country (or political subdivision thereof) other than the United States of America.

     "GAAP" shall mean, as of any applicable date of determination, generally accepted accounting principles consistently applied, as in effect on the date of this Agreement.

     "Guarantors" shall mean SMI, Jolt, Tech and each Domestic Subsidiary of Company formed or acquired after the date of this Agreement.

     "Guaranty" shall mean the Guaranty by the Guarantors of the obligations and liabilities of Company to Bank in the form attached hereto as Exhibit "G".

     "Indebtedness" shall mean all loans, advances, indebtedness, obligations and liabilities of Company to Bank under this Agreement, together with all other indebtedness, obligations and liabilities whatsoever of Company to Bank arising under or in connection with this Agreement, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

     "Interest Period" shall mean a period of one (1), two (2) or three (3) months as selected by Company pursuant to the provisions of this Agreement commencing on the day a Eurodollar-based Advance is made, or on the effective date of an election of the Eurodollar-based Rate made under Section 4.A.1 or
Section 4.B.1.

     "Inventory" shall have the meaning assigned to it in the Michigan Uniform Commercial Code on the date of this Agreement.

     "Jolt" shall mean Jolt Technology, Inc., a Delaware corporation.

     "Letter of Credit" shall have the meaning set forth in Section 2.6.

     "Letter of Credit Reserve" shall mean as of any date of determination, an amount equal to the aggregate principal amount of all issued and undrawn Letters of Credit issued by Bank for the account of Company under and pursuant to this Agreement and the amount of all draws under Letters of Credit paid by Bank and not reimbursed by Company.

     "Loan Documents" shall mean collectively, this Agreement, any Notes, the Security Agreements, the Subordination Agreement and any other instruments or agreements executed at any time pursuant to or in connection with any such documents.

     "Net Income" shall mean the net income (or loss) of Company and its consolidated Subsidiaries for any period determined in accordance with GAAP.

     "Net Worth" shall mean as of any date of determination the stockholders ' equity of Company and its consolidated Subsidiaries as of such date as determined in accordance with GAAP.

     "Note" shall mean the Revolving Credit Note and each Equipment Note, as the case may be, as any may be amended or modified from time to time, and "Notes" shall refer to each of them.

     "Notice of Term Rate" shall mean a Notice of Term Rate issued by Company under this Agreement in the form annexed to this Agreement as Exhibit "B".

     "Permitted Foreign Acquisitions" means any acquisition by any wholly-owned Foreign Subsidiary of Company of (a) all or substantially all of the operating assets of any person or entity, or (b) all or substantially all of the ownership interests of any entity which is organized under the laws of a jurisdiction outside of the U.S.; provided, however, that all of the following conditions are satisfied:

     (i) The assets, entity or line of business which is acquired is in a substantially similar line of business as that of the Foreign Subsidiaries as their businesses are conducted on the date of this Agreement.

     (ii) After giving effect to the acquisition there is no Event of Default under any of the covenants set forth in Section 8 or Section 9 and the requirements of Section 2.3(e) shall have been satisfied;

     (iii) The acquisition is consummated in compliance with applicable law.

     (iv) There is no Event of Default, nor any act, condition or event which with the giving of notice or the passage of time or both would constitute an Event of Default, and no such Event of Default or potential Event of Default would result after giving effect to the acquisition.

     (v) In the case of any operating assets which are acquired, such assets are located outside of the U.S., and in the case of any entity which is acquired, such entity is organized under the laws of a jurisdiction outside of the U.S.

     (vi) Company gives Bank at least thirty (30) days (or, in the case of the acquisition of Century, twenty (20) days) prior notice of the acquisition.

     (vii) Company shall furnish Bank with copies of such documents and information pertaining to the acquisition as Bank may require.

     "Permitted Liens" shall mean with respect to any Person:

     (a) liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that provision for the payment of all such taxes has been made on the books of such Person as may be required by generally accepted accounting principles, consistently applied;

     (b) mechanics ', materialmen 's, banker 's, carriers ', warehousemen 's and similar liens and encumbrances arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest
(i) any proceedings commenced for the enforcement of such liens and encumbrances shall have been duly suspended; and (ii) such provision for the payment of such liens and encumbrances has been made on the books of such Person as may be required by generally accepted accounting principles, consistently applied;

     (c) liens arising in connection with worker 's compensation, unemployment insurance, old age pensions and social security benefits and similar statutory obligations which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any proceedings commenced for the enforcement of such liens shall have been duly suspended; and (ii) such provision for the payment of such liens has been made on the books of such Person as may be required by generally accepted accounting principles, consistently applied;

     (d)(i) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States government or any agency thereof entered into in the ordinary course of business and (ii) liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of all such obligations set forth in clauses (i) and (ii) has been made on the books of such Person as may be required by generally accepted accounting principles, consistently applied; and

     (e) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which do not materially interfere with the business of such Person.

     "Permitted U.S. Acquisitions" means any acquisition by Company or any wholly-owned Domestic Subsidiary of Borrower of (a) all or substantially all of the operating assets of any person or entity or (b) all or substantially all of the ownership interests of any; provided, however, that all of the following conditions are satisfied:

     (i) The assets, entity or line of business which is acquired is in a substantially similar line of business as that of Company or any of its Domestic Subsidiaries as their businesses are conducted on the date of this Agreement.

     (ii) After giving effect to the acquisition there is no Event of Default under any of the covenants set forth in Section 8 or Section 9 and the requirements of Section 2.3(e) shall have been satisfied.

     (iii) The acquisition is consummated in compliance with applicable law.

     (iv) There is no Event of Default, nor any act, condition or event which with the giving of notice or the passage of time or both would constitute an Event of Default, and no such Event of Default or potential Event of Default would result after giving effect to the acquisition.

     (v) Any operating assets which are acquired are located in the U.S., and any entity which is acquired is organized under the laws of a jurisdiction within the U.S. and with all of its assets located in the U.S.; provided, however, the ownership by the acquired entity of stock of a foreign corporation will not disqualify an otherwise qualifying Permitted U.S. Acquisition, if the assets of the foreign corporation constitute less than 25% of the assets of the acquired entity.

     (vi) Company gives Bank at least thirty (30) days prior written notice of the acquisition.

     (vii) In the case of any entity which is acquired, such entity shall provide Bank with a guaranty in accordance with Section 8.17 herein, security for its guaranty in accordance with Section 8.17 herein, and such related documents, instruments and agreements as may be required by Bank hereunder.

     (viii) Company shall furnish Bank with copies of such documents and information pertaining to the acquisition as Bank may require.

     (ix) Neither Company nor any Subsidiary shall issue any note, assume any liabilities or otherwise incur any indebtedness in connection with the acquisition.

     "Person" or "person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency, or other entity.

     "Prime Rate" shall mean the per annum interest rate established by Bank as its prime rate for its borrowers as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

     "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

     "Prime-based Rate" shall mean for any day a per annum interest rate which is the greater of (i) the Prime Rate or (ii) the Alternate Base Rate.

     "Request for Advance" shall mean a Request for Advance issued by Company under this Agreement in the form annexed to this Agreement as Exhibit "C".

     "Revolving Credit Maturity Date" shall mean September 25, 2003.

     "Revolving Credit Note" shall mean the Note described in Section 2.1 hereof made by Company to Bank in the form annexed to this Agreement as Exhibit "D".

     "Security Agreements" shall mean the Security Agreements in the form and content of Exhibit "E" to this Agreement pursuant to which Company and each Domestic Subsidiary grants to Bank a first priority security interest in all accounts, chattel paper, documents, equipment, fixtures, general intangibles, goods, instruments and inventory, wherever located and whether now owned or hereafter acquired, together with all replacements thereof, substitutions therefor, accessions thereto and all proceeds and products of all the foregoing.

     "SMI" shall mean Smtek, Inc., a California corporation.

     "Subordinated Debt" shall mean the Debentures and all other indebtedness of Company which is subordinated to the obligations and liabilities of Company to Bank pursuant to a written subordination agreement in form and substance satisfactory to Bank.

     "Subsidiary" shall mean a corporation or other entity of which more than fifty percent (50%) of the outstanding voting stock or equivalent equity interests are owned by Company, either direct or indirectly, through one or more intermediaries.

     "Tangible Net Worth" shall mean as of any date Net Worth less the Intangible Assets of the Company and its consolidated Subsidiaries, all determined as of such date. For purposes of this Agreement, "Intangible Assets" means the amount (to the extent reflected in determining such Net Worth) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) in the book value of any asset owned by Company and its consolidated Subsidiaries, (ii) loans or advances to employees or Affiliates, (iii) all investments in unconsolidated Subsidiaries of the Company and all equity investments in Persons which are not Subsidiaries of Company and (iv) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible assets.

     "Technetics" shall mean Technetics, Inc., a California corporation.

     "Total Debt" shall mean all liabilities of Company and its Consolidated Subsidiaries except for Subordinated Debt.

     "UCC" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term, as used herein, shall be given broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

2. THE INDEBTEDNESS: Revolving Credit

     2.1 Bank agrees to make Advances to Company at any time and from time to time from the date hereof until the Revolving Credit Maturity Date, not to exceed Sixteen Million Dollars ($16,000,000) in aggregate principal amount at any one time outstanding. All of the Advances under this Section 2 shall be evidenced by the Revolving Credit Note under which Advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement.

     2.2 The Revolving Credit Note shall mature on the Revolving Credit Maturity Date and each Advance from time to time outstanding thereunder shall bear interest at its Applicable Interest Rate. The amount and date of each Advance, its Applicable Interest Rate, its Interest Period, if applicable, and the amount and date of any repayment shall be noted on Bank 's records, which records will be conclusive evidence thereof absent manifest error.

     2.3 Company may request an Advance under this Section 2 upon the delivery to Bank of a Request for Advance executed by an authorized officer of Company, subject to compliance with the requirements of Section 9.16 and the following:

     (a) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "C";

     (b) each such Request for Advance shall be delivered to Bank by 11:00 a.m. on the proposed date of Advance; provided, however, at the option of Bank, in lieu of written Requests for Advances, Company may utilize Bank 's "Sweep to Loan" automated system for obtaining Prime-based Advances. Each time an Advance is made using the "Sweep to Loan" system, it shall constitute a certificate by Company of the matters set forth in the Request for Advance form as of such date. If Company no longer uses the "Sweep to Loan" system, then thereafter, the regular procedures set forth herein shall apply;

     (c) the principal amount of such Advance, plus the amount of any outstanding indebtedness to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be in the case of a Eurodollar-based Advance at least $150,000 or any larger amount in $50,000 increments;

     (d) the principal amount of such Advance, plus the sum of the amount of all other outstanding Advances under this Section 2, the Letter of Credit Reserve shall not exceed the formula set forth in Section 2.5 below;

     (e) if the proceeds of the Advance are to be used to fund a Permitted U.S. Acquisition or a Permitted Foreign Acquisition, (i) the amount of the requested Advance plus the amount of all other Advances the proceeds which were used to fund Permitted U.S. Acquisitions and Permitted Foreign Acquisitions shall not exceed Five Million Dollars ($5,000,000) and (ii) after giving effect to the Advance and the consummation of the Permitted U.S. Acquisition or Permitted Foreign Acquisition, as applicable, Availability must be at least One Million Dollars ($1,000,000);

     (f) a Request for Advance, once delivered to Bank, shall not be revocable by Company.

     Bank may, at its option, lend under this Section 2 upon the telephone request of an authorized officer of Company and, in the event Bank makes any such advance upon a telephone request, the requesting officer shall, if so requested by Bank, mail to Bank, on the same day as such telephone request, a Request for Advance in the form attached as Exhibit "C". Company hereby authorizes Bank to disburse Advances under this Section 2 pursuant to the telephone instructions of any person purporting to be an authorized officer of Company and Company shall bear all risk of loss resulting from disbursements made upon any telephone request. Each telephone request for an Advance shall constitute a certification of the matters set forth in the Request for Advance form as of the date of such requested Advance.

     2.4 Company may prepay all or part of the outstanding balance of the Prime-based Advance(s) under the Revolving Credit Note at any time. Upon one
(1) Business Day prior notice to Bank, Company may prepay all or part of any Eurodollar-based Advance, provided that the amount of any such partial prepayment shall be at least $50,000 and the unpaid portion of such Advance which is refunded or converted under Section 4.A.3 shall be subject to the limitations of Section 2.3(c) hereof. Any prepayment of a Prime-based Advance, or a Eurodollar-based Advance on the last day of the Interest Period therefor, made in accordance with this Section shall be without premium, penalty or prejudice to Company 's right to reborrow under the terms of this Agreement. Any other prepayment shall be subject to the provisions of Section
5.1 hereof.

     2.5 The aggregate principal amount at any one time outstanding under the Revolving Credit Note plus the Letter of Credit Reserve shall never exceed the Borrowing Base. Company shall immediately make all payments necessary to comply with this provision. Any such payments shall be applied first to outstanding Prime-based Advances and the remainder, if any, to outstanding Eurodollar-based Advances.

     2.6 In addition to Advances under the Revolving Credit Note to be provided to Company by Bank under and pursuant to Section 2.1 of this Agreement, Bank further agrees to issue, or commit to issue, from time to time, standby and commercial letters of credit for the account of Company (herein individually called a "Letter of Credit" and collectively "Letters of Credit") in; provided, however that the sum of the aggregate amount of Advances outstanding under the Revolving Credit Note plus the Letter of Credit Reserve shall not exceed Sixteen Million Dollars ($16,000,000) at any one time; and provided further that no Letter of Credit shall, by its terms, have an expiration date which extends beyond the fifth (5th) Business Day before the Revolving Credit Maturity Date or one (1) year after issuance, whichever first occurs and no trade/commercial Letters of Credit shall by its terms, have an expiration date which extends beyond one hundred eighty (180) days after issuance or the fifth (5th) Business Day before the Revolving Credit Maturity Date, whichever first occurs. In addition to the terms and conditions of this Agreement, the issuance of any Letters of Credit shall also be subject to payments of Bank 's customary issuance fees and to the terms and conditions of any letter of credit applications and agreements executed and delivered by Company to Bank with respect thereto. Company shall pay to Bank annually in advance a per annum fee equal to the Applicable L/C Commission Rate of the amount of each standby Letter of Credit and one and three-quarters percent (1_%) of the amount of each commercial letter of credit.

     2.7 Company agrees to pay to Bank a commitment fee on the average daily balance of the unused portion of the revolving credit commitment at the rate of one eighth of one percent (c%) per annum, computed on the actual number of days elapsed using a year of 360 days. The commitment fee shall be payable quarterly in arrears on the first day of each October, January April and July (commencing October 1, 2001) and on the Revolving Credit Maturity Date. For purposes of calculating the commitment fee, outstanding Letters of Credit shall be considered usage of the commitment.

     2.8 Company may, upon at least five (5) Business Days ' prior written notice to Bank, permanently reduce the revolving credit commitment in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the revolving credit commitment shall be in an aggregate amount equal to at least One Million Dollars ($1,000,000); (ii) each reduction shall be accompanied by the payment of the commitment fee, if any, accrued to the date of such reduction attributable to the amount of such reduction; (iii) Company shall prepay in accordance with the terms hereof the amount, if any, by which the aggregate unpaid principal amount of Advances, plus the aggregate amount of outstanding Letters of Credit, exceeds the amount of the revolving credit commitment, taking into account the aforesaid reductions thereof, together with accrued but unpaid interest on the principal amount of such prepaid Advances to the date of prepayment; (iv) if the termination or reduction of the revolving credit commitment requires the prepayment of a Eurodollar-based Advance, the termination or reduction may be made only on the last Business Day of the then current Interest Period applicable to such Advance and (v) no reduction shall reduce the amount of the revolving credit commitment to an amount which is less than the sum of the aggregate undrawn amount of any Letters of Credit outstanding at such time. Reductions of the revolving credit commitment will not be available for reinstatement by or readvance to the Company and shall be permanent and irrevocable. When requesting a Letter of Credit, Company shall identify the Guarantor which is a party to the transaction supported thereby. Bank may require the Guarantor which is a party to the transaction supported by a Letter of Credit to be a co-applicant for such Letter of Credit.

     2.9 Proceeds of Advances under the Revolving Credit Note shall be used solely for working capital purposes of the Guarantors and to repay existing indebtedness owed to Wells Fargo Bank, National Association. When requesting an advance under the revolving credit, Company shall identify the Guarantor to which the proceeds thereof will be advanced by Company.

3 THE INDEBTEDNESS: Equipment Credit

     3.1 Bank agrees to make loans to Company at any time and from time to time during the Equipment Drawdown Period, not to exceed Three Million Six Hundred Thousand Dollars ($3,600,000) in aggregate principal amount. Each of the loans under this Section 3 shall be evidenced by an Equipment Note. There shall be no readvances of the Equipment Loans.

     3.2 Each Equipment Note shall mature on its applicable Equipment Note Maturity Date and each loan from time to time outstanding thereunder shall bear interest at its Applicable Interest Rate. The amount and date of each loan under each Equipment Note, its Applicable Interest Rate, its Interest Period, if applicable, and the amount and date of any repayment shall be noted on Bank 's records, which records will be conclusive evidence thereof absent manifest error. The principal outstanding under each Equipment Note shall be repaid in monthly installments each equal to one sixtieth (1/60th) of the original principal amount of such Equipment Note. Such principal installments shall be due commencing on the first day of the first month after an Equipment Note is funded and on the first day of each month thereafter. Interest shall accrue and be payable as set forth in Section 4.B.

     3.3 Company may request a loan under this Section 3 upon the delivery to Bank of a Request for Advance executed by an authorized officer of Company, subject to the following:

     (a) each such Request for Advance shall set forth the information required on the Request for Advance form annexed hereto as Exhibit "C";

     (b) each such Request for Advance shall be delivered to Bank by 1:00 p.m. on the fifth (5th) Business Day before the proposed date of the loan;

     (c) the principal amount of such loan, plus the amount of any outstanding indebtedness to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be in the case of a Eurodollar-based Advance at least $150,000 or any larger amount in $50,000 increments;

     (d) the principal amount of such loan, shall not exceed the formula set forth in Section 3.5 below;

     (e) a Request for Advance, once delivered to Bank, shall not be revocable by Company. Bank may, at its option, lend under this Section 3 upon the telephone request of an authorized officer of Company and, in the event Bank makes any such advance upon a telephone request, the requesting officer shall, if so requested by Bank, mail to Bank, on the same day as such telephone request, a Request for Advance in the form attached as Exhibit "C". Company hereby authorizes Bank to disburse loans under this Section 3 pursuant to the telephone instructions of any person purporting to be an authorized officer of Company and Company shall bear all risk of loss resulting from disbursements made upon any telephone request. Each telephone request for a loan shall constitute a certification of the matters set forth in the Request for Advance form as of the date of such requested loan.

     3.4 Company may prepay all or part of the outstanding balance of an Equipment Note bearing interest at the Prime-based Rate at any time. Upon one
(1) Business Day prior notice to Bank, Company may prepay all or part of any portion of an Equipment Note bearing interest at the Eurodollar-based Rate, provided that the amount of any such partial prepayment shall be at least $250,000 and the unpaid portion of such loan which is refunded or converted under Section 4.B.3 shall be subject to the limitations of Section 3.3 hereof. Any prepayment shall be subject to the provisions of Section 5.1 hereof.

     3.5 The principal amount of each loan under an Equipment Note shall not exceed eighty percent (80%) of the invoice cost (excluding installation and delivery expense, import fees and other soft costs) of new machinery and equipment purchased by Company with the proceeds of such loan or eighty percent (80%) of the forced sale value of used machinery and equipment determined based on an appraisal by an appraiser acceptable to Bank. Loans under an Equipment Note shall be used solely to fund the purchase price of new or used machinery and equipment to be used in the conduct of the business of a Domestic Subsidiary of Company and the machinery and equipment must be acceptable to Bank in the exercise of its sole discretion.

     3.6 Each request for loan under an Equipment Note shall be in an amount not less than $50,000.

4.A. INTEREST, INTEREST PERIODS, CONVERSIONS, PREPAYMENTS.

     4.A.1 Interest. The Revolving Credit Note and the Advances thereunder shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime-based Rate or the Eurodollar-based Rate, as the Company may elect subject to the provisions of this Agreement. With respect to Prime-based Advances, interest shall be payable monthly on the first Business Day of each month, commencing on the first Business Day following the month during which such Advance is made, and at maturity. With respect to Eurodollar-based Advances, interest shall be payable on the last day of each Interest Period applicable thereto. Notwithstanding the foregoing, from and after the occurrence of any Event of Default and solely during the continuation thereof, the Advances shall bear interest, payable on demand, at a rate per annum equal to: (i) in the case of Prime-based Advances, three percent (3%) above the Prime-based Rate; and (ii) in the case of a Eurodollar-based Advance, three percent (3%) above the rate which would otherwise be applicable under this Section 4.A.1 until the end of the then current Interest Period, at which time such Advance shall bear interest at the rate provided for in clause (i) of this Section 4.A.1. Interest on all Advances shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate with respect to any Prime-based Advance shall change on the effective date of any change in the Prime-based Rate.

     4.A.2 Interest Periods. Each Interest Period for a Eurodollar-based Advance shall commence on the date such Eurodollar-based Advance is made or is converted from an Advance of another type pursuant to Section 4.A.3 hereof or on the last day of the immediately preceding Interest Period for such Eurodollar-based Advance, and shall end on the date one, two or three months thereafter, as the Company may elect as set forth below, subject to the following:

     (i) no Interest Period shall extend beyond the Revolving Credit Maturity Date; and

     (ii) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case, such Interest Period shall end on the immediately preceding Business Day and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month.

The Company shall elect the initial Interest Period applicable to a Eurodollar-based Advance by its Request for Advance given to the Bank pursuant to Section 2.3 or by its notice of conversion given to the Bank pursuant to Section 4.A.3, as the case may be. Provided that no Event of Default shall have occurred and be continuing, the Company may elect to continue an Advance as a Eurodollar-based Advance by giving irrevocable written, telephonic or telegraphic notice thereof to the Bank, before 11:00 a.m. on the last day of the then current Interest Period applicable to such Eurodollar-based Advance, specifying the duration of the succeeding Interest Period therefor. If the Bank does not receive timely notice of the election and the Interest Period elected by the Company, the Company shall be deemed to have elected to convert such Eurodollar-based Advance to a Prime-based Advance at the end of the then current Interest Period.

     4.A.3 Conversion of Advances. Provided that no Event of Default shall have occurred and be continuing, the Company may, on any Business Day, convert any outstanding Advance into an Advance of another type in the same aggregate principal amount, provided that any conversion of a Eurodollar-based Advance shall be made only on the last Business Day of the then current Interest Period applicable to such Advance. If the Company desires to convert an Advance, it shall give the Bank written, telephonic or telegraphic notice, specifying the date of such conversion, the Advances to be converted, the type of Advance elected and, if the conversion is into a Eurodollar-based Advance, the duration of the first Interest Period therefor, which notice shall be given not later than 11:00 a.m. on the applicable date of conversion.

4.B. INTEREST, INTEREST PERIODS, CONVERSIONS, PREPAYMENTS.

     4.B.1 Interest. (a) The Equipment Notes and the loans thereunder shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime-based Rate or the Eurodollar-based Rate as the Company may elect subject to the provisions of this Agreement. In the case of any portion of an Equipment Note with respect to which the Applicable Interest Rate is the Prime-based Rate, interest shall be payable monthly on the first Business Day of each month and at maturity (whether by acceleration or otherwise). In the case of any portion of an Equipment Note with respect to which the Applicable Interest Rate is the Eurodollar-based Rate, interest shall be payable on the last day of each Interest Period applicable thereto. Notwithstanding the foregoing, from and after the occurrence of an Event of Default and during the continuation thereof, the principal outstanding under the Equipment Notes shall bear interest payable on demand, at a rate per annum equal to: (i) in the case of a portion of an Amortizing Note with respect to which the Applicable Interest Rate is the Primebased Rate, three percent (3%) above the rate which would otherwise be applicable under this Section 4.B.1 and (ii) in the case of a portion of an Equipment Note with respect to which the Applicable Interest Rate is the Eurodollar-based Rate, three percent (3%) above the rate which would otherwise be applicable under this Section 4.B.1 until the end of the then current Interest Period, and thereafter at the rate provided for in clause (i) of this Section 4.B.1. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The interest rate applicable to any portion of an Amortizing Note with respect to which the Applicable Interest Rate is the Prime-based Rate shall change on the effective date of any change in the Prime-based Rate.

     (b) On the date each Equipment Loan, Company shall designate the initial Applicable Interest Rate with respect to such loan.

     4.B.2 Interest Periods. Each Interest Period for a portion of an Equipment Note with respect to which the Applicable Interest Rate is the Eurodollar-based Rate shall commence on the date such rate is selected pursuant to Section 4.B.3 hereof or on the last day of the immediately preceding Interest Period, as the case may be, and shall end on the date one, two or three months thereafter as the Company may elect as set forth below, subject to the following:

     (i) no Interest Period with respect to an Equipment Note shall extend beyond the applicable maturity date applicable to such Note;

     (ii) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless the next succeeding Business Day falls in another calendar month, in which case, such Interest Period shall end on the immediately preceding Business Day and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month; and

     (iii) no Interest Period with respect to a portion of a Equipment Loan shall end past a date on which an installment of principal is due with respect to such loan. The Company shall elect the initial Interest Period applicable to an Equipment Loan with respect to which the Applicable Interest Rate is the Eurodollar-based Rate by its Notice of Term Rate given to the Bank pursuant to Section 4.B.1 and subsequent Interest Periods by its Notice of Term Rate given to the Bank pursuant to Section 4.B.3, as the case may be. Provided that no Event of Default shall have occurred and be continuing, the Company may elect to continue a portion of an Equipment Loan with respect to which the Applicable Interest Rate is the Eurodollar-based Rate by giving irrevocable written notice thereof to the Bank by its Notice of Term Rate, not later than 11:00 a.m. on the last day of the then current Interest Period applicable to such portion of an Equipment Loan, as applicable, specifying the duration of the succeeding Interest Period therefor. If the Bank does not receive timely notice of the election and the Interest Period elected by the Company, the Company shall be deemed to have elected to convert such Applicable Interest Rate to the Prime-based Rate at the end of the then current Interest Period.

     4.B.3 Conversion of Loans. Provided that no Event of Default shall have occurred and be continuing, the Company may, on any Business Day, convert the Applicable Interest Rate with respect to a portion of an Equipment Loan, as applicable to another Applicable Interest Rate, provided that any conversion while the Applicable Interest Rate is the Eurodollar-based Rate shall be made only on the last Business Day of the then current Interest Period. If the Company desires to convert an Applicable Interest Rate, it shall give the Bank irrevocable written notice thereof not later than 11:00 a.m. (Detroit time) on the effective date of any such change specifying the date of such conversion, the Applicable Interest Rate elected and, if the conversion is into the Eurodollar-based Rate, the duration of the first Interest Period therefor.

     4.B.4 Prepayments. (a) At its option and upon one (1) Business Day 's prior written, telephonic or telegraphic notice to the Bank, the Company may prepay any portion of an Equipment Loan in whole at any time or in part from time to time, with accrued interest on the principal being prepaid to the date of such prepayment, provided that: (i) in the case of a portion of an Equipment Loan bearing interest at the Prime-based Rate each partial prepayment shall be in an amount not less than $50,000 or an integral multiple thereof; (ii) in the case of a portion of an Equipment Loan bearing interest at the Eurodollar-based Rate, each partial prepayment shall be in an amount not less than $50,000. Any prepayment of a portion of an Equipment Loan as to which the Applicable Interest Rate is the Prime-based Rate, or a Term Loan as to which the Applicable Interest Rate is the Eurodollar-based Rate, on the last day of the applicable Interest Period shall be without premium or penalty. Any other prepayment shall be subject to the provisions of Section 5.1.

     (b) Each partial prepayment of an Equipment Loan or the principal outstanding under the applicable Equipment Note shall be applied to the principal payments due thereunder in the inverse order of their maturities.

5. SPECIAL PROVISIONS, CHANGES IN CIRCUMSTANCES AND YIELD PROTECTION.

     5.1 If Company makes any payment of principal with respect to any Eurodollar-based Advance or the principal under an Equipment Loan with respect to which the Eurodollar-based Rate is the Applicable Interest Rate on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Company fails to borrow any Eurodollar-based Advance after notice has been given by Company to Bank in accordance with the terms hereof requesting such Advance, or if Company fails to make any payment of principal or interest when due in respect of a Eurodollar-based Advance or the principal under Loan with respect to which the Eurodollar-based Rate is the Applicable Interest Rate, Company shall reimburse Bank on demand for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Company to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) or principal under an Equipment Loan provided under this Agreement, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant Eurodollar-based Advance or an Equipment Loan through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any Eurodollar-based Advance or an Equipment Loan in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Company, Bank shall deliver to Company a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

     5.2 For any Interest Period for which the Applicable Interest Rate is the Eurodollar-based Rate, if Bank shall designate a Eurodollar Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying the relevant Advance or Term Loan on the books of such Eurodollar Lending Office.

     5.3 If with respect to any Interest Period Bank reasonably determines that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in Eurodollars in the applicable amounts are not being offered to the Bank for such Interest Period, then Bank shall forthwith give notice thereof to the Company. Thereafter, until Bank notifies Company that such circumstances no longer exist, the obligation of Bank to make Eurodollar-based Advances, and the right of Company to convert an Advance to or refund an Advance as a Eurodollar-based Advance and the right of Company to elect the Eurodollar-based Rate for the Term Loans shall be suspended.

     5.4 If, after the date hereof, the introduction or implementation of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for the Bank (or its Eurodollar Lending Office) to honor its obligations hereunder to make or maintain any Advance or the indebtedness under the Equipment Loans with interest at the Eurodollar-based Rate, Bank shall forthwith give notice thereof to Company. Thereafter (a) the obligations of Bank to make Eurodollar-based Advances and the right of Company to convert an Advance or refund an Advance as a Eurodollar-based Advance and to elect the Eurodollar-based Rate for the Equipment Loans shall be suspended and thereafter Company may select as Applicable Interest Rates only those which remain available, and (b) if Bank may not lawfully continue to maintain an Advance or an Equipment Loan, as the case may be, to the end of the then current Interest Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period.

     5.5 If the adoption or implementation after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

     (a) shall subject Bank (or its Eurodollar Lending Office) to any tax, duty or other charge with respect to any Advance or any Note or shall change the basis of taxation of payments to Bank (or its Eurodollar Lending Office) of the principal of or interest on any Advance or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its Eurodollar Lending Office imposed by any jurisdiction in which Bank is organized or engaged in business); or

     (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its Eurodollar Lending Office) or shall impose on Bank (or its Eurodollar Lending Office) or the foreign exchange and interbank markets any other condition affecting any Advance or any Note; and the result of any of the foregoing is to increase the costs to Bank of maintaining any part of the indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Agreement or under the Notes, by an amount deemed by the Bank to be material, then Bank shall promptly notify Company of such fact and demand compensation therefor and, within fifteen days after demand by Bank, Company agrees to pay to Bank such additional amount or amounts as will compensate Bank for such increased cost or reduction. Bank will promptly notify Company of any event of which it has knowledge which will entitle Bank to compensation pursuant to this Section. A certificate of Bank setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusively presumed to be correct save for manifest error. Bank agrees that, as promptly as practical after it becomes aware of the occurrence of any event or the existence of a condition that will cause Bank to be entitled to compensation under this Section, it will, to the extent not inconsistent with Bank 's internal policies, use reasonable efforts to make, fund or maintain any affected Eurodollar-based Advance through another lending office of Bank if as a result thereof the additional monies which would otherwise be required to be paid in respect of such Eurodollar-based Advance would be materially reduced and if, as determined by Bank, in its reasonable discretion, the making, funding or maintaining of such Eurodollarbased Advance through such other lending office would not materially adversely affect such Advance or Bank. Company shall pay all reasonable expenses incurred by Bank in utilizing another lending office pursuant to this Section.

     5.6 In the event that at any time after the date of this Agreement any change in law such as described in Section 5.5, hereof, shall, in the reasonable opinion of Bank require that the credit provided under Section 2 or 3 of this Agreement be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by Bank or any corporation controlling Bank and such change has or would have the effect of reducing the rate of return on Bank 's or Bank 's parent 's capital or assets as a consequence of the Bank 's obligations hereunder to a level below that which Bank or Bank 's parent would have achieved but for such change, then Bank shall notify Company and demand compensation therefor and, within fifteen days after demand by Bank, Company agrees to pay to Bank such additional amount or amounts as will compensate Bank for such reduction. Bank will promptly notify Company of any event of which it has knowledge which will entitle Bank to compensation pursuant to this Section. A certificate of Bank setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusively presumed to be correct save for manifest error.

     5.7 A late installment charge equal to five percent (5%) of each late installment under any Note may be charged on any installment payment not received by Bank within ten (10) calendar days after the installment due date but acceptance of this charge shall not waive any default or Event of Default under this Agreement.

6. CONDITIONS

     6.1 Company agrees to furnish Bank prior to the initial borrowing under this Agreement, in form and substance to be satisfactory to Bank, with (i) certified copies of resolutions of the Directors of Company and its Domestic Subsidiaries evidencing approval of the borrowings and transactions contemplated hereunder; (ii) a certificate of good standing from the state of Company 's incorporation and from the state(s) in which is required to be qualified to do business; (iii) an opinion of Company 's legal counsel; and
(iv) such other documents and instruments as Bank may reasonably require.

     6.2 As security for all indebtedness of Company to Bank hereunder, Company agrees to furnish, execute and deliver to Bank, or cause to be furnished, executed and delivered to Bank, prior to or simultaneously with the initial borrowing hereunder, in form to be satisfactory to Bank and supported by appropriate resolution in certified form authorizing same, the following:

     (a) The Security Agreements;

     (b) The Guaranty;

     (c) Financing Statements required or requested by Bank to perfect all security interests to be conferred upon Bank under this Agreement and to accord Bank a perfected first priority security position under the Uniform Commercial Code (subject only to the encumbrances permitted hereunder);

     (d) Such other documents or agreements of security and appropriate assurances of validity and perfected first priority of lien or security interest as Bank may reasonably request at any time.

     6.3 Prior to the initial advance, Company shall have satisfied the requirements of the commitment letter dated September 6, 2001.

7. REPRESENTATIONS AND WARRANTIES

     Company represents and warrants and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement:

     7.1 Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware; Company and each of its Subsidiaries is in good standing in each jurisdiction in which it is required to be qualified to do business, except where the failure to be so qualified would not have a material adverse effect on the financial condition of Company and its Subsidiaries or their ability to carry on their business; execution, delivery and performance of this Agreement and other documents and instruments required under this Agreement, and the issuance of the Notes by Company are within its powers, have been duly authorized, are not in contravention of law or the terms of Company 's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency or authority; and this Agreement and other documents and instruments required under this Agreement and Notes, when issued and delivered, will be valid and binding on the Company in accordance with their terms.

     7.2 The execution, delivery and performance of this Agreement and any other documents and instruments required under this Agreement, and the issuance of the Notes by Company are not in contravention of the unwaived terms of any indenture, agreement or undertaking to which Company is a party or by which it is bound.

     7.3 No litigation or other proceeding before any court or administrative agency is pending, or to the knowledge of the officers of Company is threatened against Company or any of its Subsidiaries, the outcome of which would reasonably be expected to materially impair Company 's or any Subsidiary 's financial condition or the ability of Company or any Subsidiary to carry on its business.

     7.4 There are no security interests in, liens, mortgages, or other encumbrances on any of Company 's or any Subsidiary 's assets, except to Bank or as otherwise permitted by this Agreement.

     7.5 Neither Company nor any Subsidiary maintains or contributes to any employee pension benefit plan subject to title IV of the "Employee Retirement Income Security Act of 1974" (herein called "ERISA"), except those set forth in attached Schedule 7.5. There was no unfunded past service liability of any pension plan maintained by the Company as of December 31, 1999 , and there is no accumulated funding deficiency within the meaning of ERISA, or any existing material liability with respect to any pension plan owed to the Pension Benefit Guaranty Corporation ("PBGC") or any successor thereto, except any funding deficiency for which an application to the PBGC for waiver is pending or for which a waiver has been granted by the PBGC.

     7.6 The financial statements of the Company dated June 30, 2001, previously furnished to Bank, fairly present in all material respects the financial condition of the Company and its Subsidiaries as of such date, since said date there has been no material adverse change in the financial condition of the Company or it Subsidiaries; to the best of the knowledge of Company 's officers, Company and its Subsidiaries do not have any material contingent obligations (including any liability for taxes) not disclosed by or reserved against in said balance sheet, and at the present time there are no material unrealized or anticipated losses from any present commitment of Company or any of its Subsidiaries.

     7.7 To the best knowledge of Company, the financial projections previously furnished by Company to Bank were as of the date thereof and are as of the date of execution of this Agreement reasonable in all material respects taking into account all facts and information known or reasonably available to Company.

     7.8 All tax returns and tax reports of Company and its consolidated Subsidiaries required by law to have been filed have been duly filed or extensions obtained, and all taxes, assessments and other governmental charges or levies (other than those presently payable without penalty and those currently being contested in good faith for which adequate reserves have been established) upon Company and its consolidated Subsidiaries (or any of its or their properties) which are due and payable and for which the failure to pay would materially adversely affect its business or the value of its property or assets have been paid. The charges, accruals and reserves on the books of Company in respect of the Federal income tax for all periods are adequate in the opinion of Company.

     7.9 There are no subsidiaries of Company, except for Technetics, Inc., Jolt Technology, Inc., Smtek, Inc. and DDL Europe, Ltd. (d/b/a Smtek Europe).

     7.10 Except as set forth in Schedule 7.10:

     (a) Company and each of its Subsidiaries, in the conduct of its business, is in compliance in all material respects with all federal, state or local laws, statutes, ordinances and regulations applicable to any of them, the enforcement of which, if such Person were not in compliance, would reasonably be expected to materially adversely affect its business or the value of its property or assets. Company and its Subsidiaries have all approvals, authorizations, consents, licenses, orders and other permits of all governmental agencies and authorities, whether federal, state or local, required to permit the operation of their business as presently conducted, except such approvals, authorizations, consents, licenses, orders and other permits with respect to which the failure to have would not reasonably be expected to materially adversely affect their business or the value of their property or assets (taken as a whole).

     (b) Neither Company nor any Subsidiary is a party to any litigation or administrative proceeding, nor so far as is known by Company is any litigation or administrative proceeding threatened against Company or any Subsidiary, the outcome of which would reasonably be expected to have a material adverse effect on the Company or any Subsidiary which in either case
(i) asserts or alleges that Company or any Subsidiary violated Environmental Laws, (ii) asserts or alleges that Company or any Subsidiary is required to clean up, remove, or take remedial or other response action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials, (iii) asserts or alleges that Company or any Subsidiary is required to pay all or a portion of the cost of any past, present, or future cleanup, removal or remedial or other response action which arises out of or is related to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials by Company or any Subsidiary.

     (c) Neither Company nor any Subsidiary is subject to any judgment, decree, order or citation related to or arising out of applicable Environmental Laws which would reasonably be expected to materially adversely affect its business or the value of its property or assets and to the best knowledge of the Company, neither Company nor any Subsidiary has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any applicable Environmental Laws which would reasonably be expected to materially adversely affect its business or the value of its property or assets.

     (d) To the best of Company 's knowledge, Company and its Subsidiaries have all permits, licenses and approvals required under applicable Environmental Laws, the failure of which to have would have a material adverse effect on the operation of their business as presently conducted and as proposed to be conducted.

     7.11 Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Company is not engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the loans hereunder will be used, directly or indirectly, for any purpose which would violate the provisions of Regulation U or X of the Board of Governors of the Federal Reserve System. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this paragraph with such meanings.

     7.12 Company and its Subsidiaries have good and valid title to the property pledged, mortgaged or otherwise encumbered or to be encumbered by them under the Security Agreements.

8. AFFIRMATIVE COVENANTS

     Company covenants and agrees that it will, so long as Bank may make any advance under this Agreement and thereafter so long as any indebtedness remains outstanding under this Agreement:

     8.1 Furnish Bank:

     (a) within ninety (90) days after and as of the end of each fiscal year of Company and its consolidated Subsidiaries, a detailed consolidated and consolidating audit report of Company certified to by independent certified public accountants satisfactory to Bank;

     (b) within forty five (45) days after and as of the end of each fiscal quarter, (i) consolidated and consolidating balance sheets, statements of profit and loss and a statement of changes in cash flow of Company and its consolidated Subsidiaries certified by an authorized officer of Company as being correct and accurate to the best of his knowledge and (ii) a consolidated balance sheet, statement of profit and loss and a statement of changes in cash flow of Company and its Domestic Subsidiaries certified by an authorized officer of Company as being correct and accurate to the best of his knowledge;

     (c) within fifteen (15) days after and as of the end of each month, including the last month of each fiscal year, (i) the monthly aging of Accounts (and a schedule identifying each ineligible Account), and any such schedule shall be accompanied, if so requested by Bank, by a true and correct copy of the invoices evidencing Eligible Accounts, and by evidence of shipment or performance, (ii) a monthly aging of Company 's accounts payable,
(iii) an inventory report in form satisfactory to Bank and (iv) a borrowing base report, each in form acceptable to Bank; provided, however, at all times when Availability is less than $2,000,000, borrowing base reports shall be due weekly on Wednesday of each week as of Friday of the preceding week;

     (d) within thirty (30) days prior to the first day of each fiscal year of Company, financial projections for the Company and its consolidated Subsidiaries in form satisfactory to Bank;

     (e) promptly after filing, a copy of each 10-K, 8-K and 10-Q report filed by Company with the Securities and Exchange Commission;

     (f) such information as required by the terms and conditions of any security agreements referred to in this Agreement;

     (g) promptly, and in form to be satisfactory to Bank, such other information as Bank may reasonably request from time to time.

     8.2 Pay and discharge, and cause its Subsidiaries to pay and discharge, all taxes and other governmental charges, and all contractual obligations calling for the payment of money, before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith.

     8.3 Maintain, and cause its Subsidiaries to maintain, insurance coverage on their physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature, and in the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate; and in the case of all policies covering property mortgaged or pledged to Bank or property in which Bank shall have a security interest of any kind whatsoever, other than those policies protecting against casualty liabilities to strangers, all such insurance policies shall provide that the loss payable thereunder shall be payable to Company and Bank (as mortgagee) as their respective interests may appear, all said policies or copies thereof, including all endorsements thereon and those required hereunder, to be deposited with Bank.

     8.4 Permit Bank, through its authorized attorneys, accountants and representatives, to examine Company 's and each Subsidiary 's books, accounts, records, ledgers and assets of every kind and description at all reasonable times upon oral or written request of Bank, which shall include but shall not be limited to collateral audits of Company conducted by Bank, at Company 's own cost and expense.

     8.5 Promptly notify Bank immediately after becoming aware of any condition or event which constitutes or with the running of time and/or the giving of notice would constitute an Event of Default under this Agreement, and promptly inform Bank of the existence or occurrence of any condition or event (other than conditions having an effect on the economy in general) which could have a material adverse effect upon Company 's or any Subsidiary 's financial condition.

     8.6 Maintain, and cause its Subsidiaries to maintain, in good standing all licenses required by the State of California or any agency thereof, or other governmental authority that may be necessary or required for Company and its Subsidiaries to carry on its general business objects and purposes.

     8.7 Comply, and cause its Subsidiaries to comply, with all material requirements imposed by ERISA as presently in effect or hereafter promulgated, including but not limited to, the minimum funding requirements of any Pension Plan.

     8.8 Promptly notify Bank after the occurrence thereof in writing of any of the following events:

     (a) the termination of a Pension Plan pursuant to Subtitle C of Title IV of ERISA or otherwise;

     (b) the appointment of a trustee by a United States District Court to administer a Pension Plan;

     (c) the commencement by the Pension Benefit Guaranty Corporation, or any successor thereto of any proceeding to terminate a Pension Plan;

     (d) the failure of a Pension Plan to satisfy the minimum funding requirements for any plan year as established in Section 412 of the Internal Revenue Code of 1954, as amended or any similar provision under the Internal Revenue Code of 1986, as amended;

     (e) the withdrawal of Company or any Subsidiary from a Pension Plan; or

     (f) a reportable event, within the meaning of Title IV of ERISA.

     8.9 Furnish Bank, upon Bank 's request, in form satisfactory to Bank with pledges, assignments, mortgages, lien instruments or other security instruments covering any or all of Company 's and each Domestic Subsidiary 's real and personal property, of every nature and description, whether now owed or hereafter acquired, to the extent that Bank may in its sole reasonable discretion require.

     8.10 Furnish to the Bank concurrently with the delivery of each of the financial statements required by Section 8.1(a) and (b), a statement prepared and certified by the chief financial officer of Company (or in such officer 's absence, a responsible senior officer of Company) (a) setting forth all computations necessary to show compliance by Company with the financial covenants contained in Sections 8.11 through 8.15 hereof, (b) stating that as of the date thereof, no condition or event which constitutes an event of default hereunder or which with the running of time and/or the giving of notice would constitute an event of default hereunder has occurred and is continuing, or if any such event or condition has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by Company and (c) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination sufficient to assure that such certificate is accurate.

     8.11 Maintain as of the end of each fiscal quarter of Company an Adjusted Tangible Net Worth of not less than the Base Adjusted Tangible Net Worth.

     8.12 Maintain as of the end of each fiscal quarter of Company a ratio of Total Debt to Adjusted Tangible Net Worth of not more than 3.0 to 1.0.

     8.13 Maintain as of the end of each fiscal quarter a Debt Service Coverage Ratio of not less than the following amounts during the periods set forth below:

Closing through June 29, 2002 . . . . . . . . . . . . . . . . . . 1.2 to 1.0
June 30, 2002 and thereafter . . . . . . . . . . . . . . . . . . 1.25 to 1.0

     8.14 Maintain for each fiscal year of Company a Net Income of not less than $750,000.

     8.15 Not allow any year-to-date loss during any fiscal year to exceed $500,000.

     8.16 Maintain all cash collection and general disbursement accounts with Bank.

     8.17 Cause each person that is or becomes a Domestic Subsidiary of the Company from time to time to execute and deliver a secured Guaranty to the Bank, together with such other documentation as Bank may reasonable require.

     8.18 Use the proceeds of any payment received by Company from a Guarantor on account of an advance which had been made by Company to such Guarantor and which had been funded by Bank under the revolving credit, to repay outstanding Advances.

9. NEGATIVE COVENANTS

     Company covenants and agrees that, so long as Bank may make any Advances under this Agreement and thereafter so long as any Indebtedness remains outstanding under this Agreement, it will not, and will cause its Subsidiaries not to, without the prior written consent of Bank:

     9.1 Purchase, acquire or redeem any of its stock or make any material change in its capital structure.

     9.2 Enter into any merger or consolidation or sell, lease, transfer, or dispose of all, substantially all, or any part of its assets, except (a) sales of inventory in the ordinary course of its business, (b) sales of interests in Foreign Subsidiaries which are permitted under Section 9.14, (c) the merger of any wholly owned Domestic Subsidiary into another wholly owned Domestic Subsidiary of Company, (d) the merger of a Foreign Subsidiary into another Foreign Subsidiary and (e) the merger of any wholly owned Subsidiary of Company into Company (with Company as the survivor).

     9.3 Guarantee, endorse, or otherwise become secondarily liable for or upon the obligations of others, except (a) by endorsement for deposit in the ordinary course of business, (b) guaranties in favor of Bank, and (c) Company 's unsecured guaranty of Smtek Europe 's $3,400,000 (2,500,000 pound sterling) operating line of credit.

     9.4 Purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any person, firm or corporation or any shares of stock of any corporation, trusteeship or association or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition, except for Permitted U.S. Acquisitions and Permitted Foreign Acquisitions.

     9.5 Affirmatively pledge or mortgage any of its assets, whether now owned or hereafter acquired, or create, suffer or permit to exist any lien, security interest in, or encumbrance thereon, except:

     (a) to Bank;

     (b) the Permitted Liens;

     (c) liens described in attached Schedule 9.5;

     (d) liens and security interests upon fixed assets acquired by Company after the date of this Agreement (including by virtue of a Capital Lease) provided that (i) any such lien or security interest is created solely for the purpose of securing indebtedness representing, or incurred to finance, the cost of the item of property subject thereto; (ii) the principal amount of the indebtedness secured by such lien does not exceed 100% of the fair value of the property at the time it was acquired, (iii) the lien or security interest does not cover any property other than such item of property, and
(iv) the indebtedness secured is permitted under Section 9.13(d); and

     (e) security interests in assets of a Foreign Subsidiary which secure borrowings by such Subsidiary from a lender other than Bank or Company as long as such borrowings are permitted under Section 9.13.

     9.6 Sell, assign, transfer or confer a security interest in any account, contract, note, trade acceptance or other receivable, except to Bank.

     9.7 Materially alter the character of its business from that conducted as of the date of this Agreement.

     9.8 Declare or pay any dividends or make any other distribution upon its stock except (i) dividends payable in the stock of Company, and (ii) dividends by a Subsidiary to Company.

     9.9 Make any Capital Expenditure during any fiscal year if after giving effect thereto the aggregate amount of all Capital Expenditures made by Company and its Subsidiaries during such fiscal year would exceed $4,000,000; provided that the limitation for the fiscal year ending June 30, 2002 shall be $6,000,000.

     9.10 Enter into any transaction or series of transactions with any Affiliate other than on terms and conditions as favorable to Company as would be obtainable in a comparable arms-length transaction with a Person other than an Affiliate.

     9.11 Make or allow to remain outstanding any investment (whether such investment shall be of the character of investment in shares of stock, evidence of indebtedness or other securities or otherwise) in, or any loans or advances or extensions of credit to, any person, firm, corporation or other entity or association, except:

     (a) investments of surplus cash in cash equivalents;

     (b) sales on open account and in the ordinary course of business;

     (c) deposits made in the ordinary course of business in order to obtain goods or services;

     (d) other loans, advances and investments not exceeding $150,000 in the aggregate at any time outstanding;

     (e) loans, advances and investments by Company in Domestic Subsidiaries and loans and advances by a Subsidiary to Company; and

     (f) existing investments in Foreign Subsidiaries as set forth in attached Schedule 9.11.

     9.12 Enter into or become subject to any agreement (other than this Agreement) (i) prohibiting the creation or assumption of any lien or encumbrance upon the properties or assets of Company or (ii) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

     9.13 Become or remain obligated for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except:

     (a) indebtedness to Bank;

     (b) current unsecured trade payables and accrued liabilities arising in the ordinary course of Company 's or a Subsidiary 's business (including, without limitation, obligations under operating leases);

     (c) existing indebtedness described in attached Schedule 9.13;

     (d) purchase money indebtedness incurred in connection with the acquisition of fixed assets in an aggregate amount not exceeding $2,500,000 incurred during any single fiscal year of Company;

     (e) the Subordinated Debt;

     (f) borrowings by any Foreign Subsidiary from Company in the ordinary course of business hereafter, so long as outstanding borrowings by Foreign Subsidiaries from Company at not time exceed $100,000.00 in the aggregate for all such borrowings by Foreign Subsidiaries combined, and

     (g) borrowings by any Foreign Subsidiary from any lender other than Company or Bank in the ordinary course of business hereafter.

     9.14 Sell, pledge, encumber or otherwise transfer any interest in any Subsidiary except for (a) such mergers as may be permitted by Section 9.2 above, and (b) the sale by Company or any Foreign Subsidiary of all or any portion of its interest in any Foreign Subsidiary so long as (1) such sale is on commercially reasonable terms and for fair consideration, and (2) Company gives Bank at least ten (10) days prior written notice thereof.

     9.15 Become a general partner in any partnership or a joint venturer in any joint venture; provided, however, that any Foreign Subsidiary may become a general partner in any foreign partnership or a joint venturer in any foreign joint venture so long as Company gives Bank at least ten (10) days prior written notice thereof.

     9.16. Permit outstanding advances by Company to a Guarantor which are funded by Bank under the revolving credit, when combined with outstanding Letters of Credit issued by Bank to support that Guarantor 's transactions and any other credit extended by Bank hereunder to support that Guarantor 's transactions which Bank has informed Company is to be combined with such advances and Letters of Credit for purposes of this Section 9.16, to exceed the amount of borrowings which would available under the Borrowing Base if only that Guarantor 's Eligible Accounts and Eligible Inventory were included in the Borrowing Base. Company will keep complete and accurate records of all advances by Borrower to each Guarantor which are funded with the proceeds of Advances by Bank to Company under the revolving credit and of all repayments thereof, and Company will furnish Bank upon request with statements showing the outstanding principal balance of all such advances to each Guarantor.

     9.17 Make any voluntary payment on or voluntary redemption of any Debenture (including without limitation any "Security" as defined therein), nor modify or amend any Debenture in any material respect.

10. ENVIRONMENTAL PROVISIONS

    10.1 Company shall comply, and shall cause its Subsidiaries to comply, with all applicable Environmental Laws except for such non-compliance which would reasonably not be expected to materially adversely affect its business or the value of its property or assets.

    10.2 Company shall provide to Bank, promptly upon receipt, copies of any correspondence, notice, pleading, citation, indictment, complaint, order, decree, or other document from any source asserting or alleging a circumstance or condition which requires or may require a financial contribution by Company or any Subsidiary to a cleanup, removal, remedial action, or other response by or on the part of Company or any Subsidiary under applicable Environmental Laws or which seeks damages or civil, criminal or punitive penalties from Company for an alleged violation of Environmental Laws, where such contribution, response or damages would reasonably be expected to materially adversely affect its business or the value of its property or assets.

    10.3 Company shall promptly notify Bank in writing as soon as Company becomes aware of the occurrence or existence of any condition or circumstance which makes the environmental warranties contained in this Agreement incomplete or inaccurate in any material respect as of any date.

    10.4 In the event of any condition or circumstance that makes any environmental warranty, representation and/or agreement incomplete or inaccurate in any material respect as of any date, Company shall, at the reasonable request of Bank, at its sole expense, retain an environmental consultant, reasonably acceptable to Bank, to conduct a thorough and complete investigation regarding the changed condition and/or circumstance. A copy of the environmental consultant 's report will be promptly delivered to both Bank and Company upon completion.

    10.5 At any time Company, directly or indirectly through any environmental consultant or other representative, determines to undertake an environmental audit, assessment or investigation relating to any fact, event or condition which would reasonably be expected to materially adversely affect its business or the value of its property or assets, Company shall promptly provide Bank with written notice of the initiation of the environmental audit, fully describing the purpose and intended scope of the environmental audit. Upon receipt, Company will promptly provide to Bank copies of all final findings and conclusions of any such environmental investigation.

    10.6 Company hereby indemnifies, saves and holds Bank and any of its past, present and future officers, directors, shareholders, employees, representatives and consultants harmless from any and all loss, damages, suits, penalties, costs, liabilities and expenses (including but not limited to reasonable investigation, environmental audit(s), and legal expenses) arising out of any claim, loss or damage to any property, injuries to or death of persons, contamination of or adverse affects on the environment, caused by or in any way related to the violation of any applicable Environmental Laws by Company or its officers, directors, shareholders, employees, consultants and/or representatives; provided, however, that the foregoing indemnification shall not be applicable when arising solely from events or conditions occurring while the Bank is in sole possession (subject to the rights of any creditors of Company) of such property. In no event shall Company be liable hereunder for any loss, damages, suits, penalties, costs, liabilities or expenses arising from any act of gross negligence of Bank, or its agents or employees. It is expressly understood and agreed that the indemnifications granted herein are intended to protect Bank, its past, present and future officers, directors, shareholders, employees, consultants and representatives from any claims that may arise by reason of the security interest, liens and/or mortgages granted to Bank, or under any other document or agreement given to secure repayment of any indebtedness from Company, whether or not such claims arise before or after Bank has foreclosed upon and/or otherwise become the owner of any such property. All obligations of indemnity as provided hereunder shall be secured by the collateral documents. It is expressly agreed and understood that the provisions hereof shall and are intended to be continuing and shall survive the repayment of any indebtedness from Company to Bank.

    10.7 Company shall maintain, and shall cause its Subsidiary to maintain, all permits, licenses and approvals required under applicable Environmental Laws except such permits, licenses and approvals the failure of which to have would reasonably not be expected to materially adversely affect its business or the value of its property or assets.

11. EVENTS OF DEFAULT

    11.1 Upon occurrence of any of the following events of default:

     (a) non-payment of any installment of the principal of the Notes when due or any reimbursement obligation with respect to any Letter of Credit when due;

     (b) non-payment of any interest on the Notes when due in accordance with the terms thereof, or upon non-payment of any other outstanding Indebtedness when due in accordance with the terms thereof;

     (c) default in the observance or performance of any of the conditions, covenants or agreements of Company set forth in Section 8 or set forth in
Section 9;

     (d) default in observance or performance of any of the other conditions, covenants or agreements of Company herein set forth, and continuance thereof for thirty (30) days after written notice to Company by Bank;

     (e) any material representation or warranty made by Company or any other Person herein or in any instrument submitted pursuant hereto proves untrue in any material respect when made or deemed made;

     (f) default in the observance or performance of any of the conditions, covenants or agreements of Company or any other Person set forth in any collateral document which may be given to secure the indebtedness hereunder or in any other collateral document related to or connected with this Agreement or the indebtedness hereunder and continuance for ten (10) days;

     (g) default in the payment of any other obligation of Company, any Subsidiary or any Guarantor for borrowed money in an aggregate amount in excess of Fifty Thousand Dollars ($50,000), or in the observance or performance of any conditions, covenants or agreements related or given with respect to any obligations for borrowed money in an aggregate amount in excess of Fifty Thousand Dollars ($50,000) sufficient to permit the holder thereof to accelerate the maturity of such obligation;

     (h) judgments for the payment of money in excess of the sum of One Hundred Thousand Dollars ($100,000) in the aggregate shall be rendered against Company, any Subsidiary or any Guarantor and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) consecutive days from the date of its entry and such judgment is not covered by insurance from a solvent insurer who is defending such action without reservation of rights;

     (i) the occurrence of any "reportable event", as defined in the Employee Retirement Income Security Act of 1974 and any amendments thereto, which is determined to constitute grounds for termination by the Pension Benefit Guaranty Corporation of any employee pension benefit plan maintained by or on behalf of Company or any Subsidiary for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such plan and is reasonably likely that the occurrence of such event would result in a material adverse effect on Company, and such reportable event is not corrected and such determination is not revoked within thirty (30) days after notice thereof has been given to the plan administrator or Company; or the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate any such employee benefit pension plan or to appoint a trustee to administer such plan; or the appointment of a trustee by the appropriate United States District Court to administer any such employee benefit pension plan;

     (j) if Gregory Horton no longer is the President of Company or no longer is actively involved in the day-to-day business of Company or if Thomas M. Wheeler or entities controlled by him no longer own at least 30% of the outstanding stock of Company having voting power or if at any time any person or group of affiliated Persons owns a greater percentage of the outstanding stock of Company than is owned at such time by Thomas M. Wheeler and the entities controlled by him;

     (k) if any Guaranty or any subordination agreement relating to Subordinated Debt is revoked;

     (l) if Bank shall deem itself to be insecure (subject to the provisions of Section 1-208 of the UCC);

     (m) there shall exist or occur an event or condition which obligates or requires Company to make any payment on or redemption of the 2008 Debenture (including without limitation any "Security" as defined therein), other than the semiannual interest payments scheduled for February 1 and August 1 of each year, the principal payment scheduled on August 1, 2008 and the annual mandatory redemptions scheduled for August 1 of each year thereunder. It is acknowledged that the events which would constitute an Event of Default under this subparagraph (m) include, without limitation, the occurrence of any event which would obligate Borrower to make a "Repurchase Offer" or an "Offer" as defined in the 2008 Debenture of the occurrence of any event which results in the acceleration of any of the "Securities" or which would entitle some or all of the holders hereof to accelerate all or a portion of the "Securities"; then, or at any time thereafter, unless such default is remedied, Bank may give notice to Company declaring all outstanding indebtedness hereunder and under the Notes to be due and payable, whereupon all indebtedness then outstanding hereunder and under the Notes and any Letters of Credit shall immediately become due and payable without further notice and demand, and Bank shall not be obligated to make further Advances, any Equipment Loan, or issue any Letter of Credit hereunder.

    11.2 If a creditors ' committee shall have been appointed for the business of Company or any Subsidiary in connection with any bankruptcy or insolvency; or if Company or any Subsidiary shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors; or shall file an answer to a creditor 's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver, or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of Company or any Subsidiary, as applicable), and such receiver, trustee or custodian so appointed shall not have been discharged within sixty (60) days after the date of his appointment or if an order shall be entered and shall not be dismissed or stayed within sixty (60) days from its entry, approving any petition for reorganization of Company or any Subsidiary, then the Notes and all indebtedness then outstanding hereunder and under any Letters of Credit shall automatically become immediately due and payable and Bank shall not be obligated to make further Advances, any Equipment Loans or issue any Letters of Credit under this Agreement.

    11.3 Upon the occurrence and during the continuance of an Event of Default, unless all of the Indebtedness is then immediately fully paid, Bank shall have and may exercise any one or more of the rights and remedies for which provision is made for a secured party under the UCC, under the Security Agreements or under any other document contemplated hereby or for which provision is provided by law or in equity, including, without limitation, the right to take possession and sell, lease or otherwise dispose of any or all of the collateral and to set off against the Indebtedness any amount owing by Bank to Company and/or any property of Company in possession of Bank. Company agrees, upon request of Bank, to assemble the collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Company.

    11.4 All of the Indebtedness shall constitute one loan secured by Bank 's security interest in the collateral and by all other security interests, mortgages, liens, claims, and encumbrances now and from time to time hereafter granted from Company to Bank. Upon the occurrence and during the continuance of an Event of Default which is not cured within the cure period, if any, provided hereunder, Bank may in its sole discretion apply the collateral to any portion of the Indebtedness. The proceeds of any sale or other disposition of the Collateral authorized by this Agreement shall be applied by Bank, first upon all expenses authorized by the Michigan Uniform Commercial Code (or other applicable law) or otherwise in connection with the sale and all reasonable attorneys ' fees and legal expenses incurred by Bank; the balance of the proceeds of such sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to other Indebtedness and the surplus, if any, shall be paid over to Company or to such other Person or Persons as may be entitled thereto under applicable law. Company shall remain liable for any deficiency, which Company shall pay to Bank immediately upon demand.

    11.5 The remedies provided for herein are cumulative to the remedies for collection of the Indebtedness as provided by law, in equity or by any mortgage, security agreement or other document contemplated hereby. Nothing herein contained is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by Company.

11.6 Upon the occurrence and during the continuance of any Event of Default, Company shall immediately upon demand by Bank deposit with Bank cash collateral in the amount equal to the maximum amount available to be drawn at any time under any Letter of Credit then outstanding.

12. MISCELLANEOUS

    12.1 This Agreement shall be binding upon and shall inure to the benefit of Company and Bank and their respective successors and assigns, except that the credit provided for under this Agreement and no part thereof and no obligation of Bank hereunder shall be assignable or otherwise transferable by Company.

    12.2 Company shall pay all closing costs and expenses, including, by way of description and not limitation, reasonable attorney fees, lien search fees, appraisal fees and title policy fees incurred by Bank in connection with the commitment, consummation and closing of this Agreement. All of said amounts required to be paid by Company may, at Bank 's option, be charged by Bank as an advance against the proceeds of the Notes. All costs, including reasonable attorney fees incurred by Bank in protecting or enforcing any of its or any of the Bank 's rights against Company or any collateral or in defending Bank from any claims or liabilities by any party or otherwise incurred by Bank in connection with an event of default or the enforcement of this Agreement or the related documents, including by way of description and not limitation, such charges in any court or bankruptcy proceedings or arising out of any claim or action by any person against Bank which would not have been asserted were it not for Bank 's relationship with Company hereunder, shall also be paid by Company.

    12.3 Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP.

    12.4 No delay or failure of Bank in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Bank and Company under this Agreement are cumulative and not exclusive of any right or remedies which Bank or Company, as applicable, would otherwise have.

     12.5 Except as expressly provided otherwise in this Agreement, all notices and other communications provided to any party hereto under this Agreement shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to it at its address set forth below or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 12.5. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by telex or facsimile, shall be deemed given when received (answerback confirmed in the case of telexes and receipt confirmed by Bank in the case of telecopies from Company to Bank and receipt confirmed by Company in the case of telecopies from Bank to Company). Bank may, but shall not be required to, take any action on the basis of any notice given to it by telephone, but Company shall promptly confirm such notice in writing or by telex or facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control.

     To Company:
     2151 Anchor Court
     Thousand Oaks, California 91320
     Attention: Kirk A. Waldron
     Fax No.(805) 376-9015

     To Bank:
     One Detroit Center
     500 Woodward Avenue
     Detroit, Michigan 48226
     Attention: Comerica Business Credit/Group Manager
     Fax No. (313) 222-9297

    12.6 This Agreement and the Notes have been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    12.7 No amendments or waiver of any provisions of this Agreement nor consent to any departure by Company therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or consent with respect to any provision of this Agreement shall affect any other provision of this Agreement.

    12.8 All sums payable by Company to Bank under this Agreement or the other documents contemplated hereby shall be paid directly to Bank at its principal office set forth in Section 12.5 hereof in immediately available United States funds, without set off, deduction or counterclaim. In its sole discretion, Bank may charge any and all deposit or other accounts (including without limit an account evidenced by a certificate of deposit) of Company with Bank for all or a part of any Indebtedness then due; provided, however, that this authorization shall not affect Company 's obligation to pay, when due, any Indebtedness whether or not account balances are sufficient to pay amounts due.

    12.9 Any payment of the Indebtedness made by mail will be deemed tendered and received only upon actual receipt by Bank at the address designated for such payment, whether or not Bank has authorized payment by mail or any other manner, and shall not be deemed to have been made in a timely manner unless received on the date due for such payment, time being of the essence. Company expressly assumes all risks of loss or liability resulting from non-delivery or delay of delivery of any item of payment transmitted by mail or in any other manner. Acceptance by Bank of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, Bank shall be entitled to exercise any and all rights conferred upon it herein upon the occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Company waives the right to direct the application of any and all payments at any time or times hereafter received by Bank from or on behalf of Company. Upon the occurrence and during the continuance of an Event of Default, Company agrees that Bank shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Indebtedness in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. Company expressly agrees that to the extent that Bank receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or benefit, the Indebtedness or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Bank, to the extent that Bank did not directly receive a corresponding cash payment, shall be added to and be additional Indebtedness payable upon demand by Bank.

    12.10 In the event Company 's obligation to pay interest on the principal balance of the Notes is or becomes in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

    12.11 COMPANY AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

    12.12 This Agreement shall become effective upon the execution hereof by Bank and Company.

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK                          SMTEK INTERNATIONAL, INC.
By:                                    By: /s/ Kirk A. Waldron
Its: Vice President                    Its: Chief Financial Officer/Treasurer

                                 EXHIBIT "A"
                                EQUIPMENT NOTE

                                                           Detroit, Michigan
$                                                                     , 2001
 --------------------                                     ------------

     FOR VALUE RECEIVED, SMTEK International, Inc., a Delaware corporation (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank"), at its Main Office at 500 Woodward Avenue, Detroit, Michigan, the principal sum of and 00/100 Dollars ($___________) in lawful money of the United States of America payable in monthly principal installments each in the amount of Dollars ($__________), commencing on ___________, 200___, and on a like day of each month thereafter until the Equipment Credit Maturity Date, when the entire unpaid balance of principal and interest thereon shall be due and payable, together with interest thereon as hereinafter set forth.

     The principal balance from time to time outstanding hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement (as defined below) or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note evidences borrowing under, is subject to, is secured in accordance with, may be prepaid in accordance with, and may be matured under the terms of the Credit Agreement dated as of September 25, 2001 by and between Company and Bank (as the same may be amended or modified from time to time, "Agreement") to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets, including deposits and other credits, of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted by other instrument or by law.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                       SMTEK INTERNATIONAL, INC.
                                       By:
                                       Its:

                                  EXHIBIT "B"
                              NOTICE OF TERM RATE

     With reference to the Equipment Note dated , 200___ in the original principal amount of $ delivered by the Company to the Bank under the Credit Agreement dated as of September 25, 2001 by and between Company and the Bank (as the same may be amended or modified from time to time, "Agreement") and pursuant to the Agreement, the Company hereby elects as the Applicable Interest Rate for such Note the ____(1) Rate. Such Applicable Interest Rate shall be effected on , ___________, and the Interest Period applicable thereto, if any, shall be _____.(2)

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     Dated this_________ day of , ________.

                                        SMTEK INTERNATIONAL, INC.
                                        By:
                                        Its:

(1) Insert, as applicable, "Eurodollar-based", or "Prime-based".
(2) Insert, as applicable, "one month", "two months" or "three months".

                                  EXHIBIT "C"
                              REQUEST FOR ADVANCE

     Pursuant to the Credit Agreement dated as of September 25, 2001, (herein called "Agreement"), the undersigned hereby requests COMERICA BANK to make a(an) ______(1) Advance to the undersigned on , , in the amount of DOLLARS, ($ ) under [the Revolving Credit Note dated September 25, 2001] [an Equipment Note], issued by the undersigned to said Bank (herein called "Note"). The Interest Period for the requested Advance, if applicable, shall be _____(2). The last day of the Interest Period for the amounts being converted or refunded hereunder, if applicable, is , . The undersigned certifies that no event has occurred or condition exists which constitutes, or with the passage of time and/or giving of notice would constitute, a default under the Agreement or the Note, and none will exist upon the making of the Advance requested hereunder.

     The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Note will not exceed the face amount thereof or any advance formula applicable to Advances under such Note. If the amount advanced to the undersigned under the Note shall at any time exceed the face amount thereof or any Advance formula applicable to Advances under such Note, the undersigned will pay such excess amount on demand.

     [The proceeds of the Advance in the amount of $_______ will be used to fund a Permitted U.S. Acquisition.]

     The undersigned hereby authorizes said Bank to disburse the proceeds of this Request for Advance by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding, in which case it shall refund or convert that portion stated above of the existing outstandings under the Note.

Dated this ______ day of _____, ______.

                                           SMTEK INTERNATIONAL, INC.
                                           By:
                                           Its:

(1) Insert, as applicable, "Eurodollar-based", or "Prime-based".
(2) For a Eurodollar-based Advance insert, as applicable, "one month", "two months" or "three months".

                                 EXHIBIT "D"
                            REVOLVING CREDIT NOTE

                                                        Detroit, Michigan
$16,000,000                                            September 25, 2001

     On or before the Revolving Credit Maturity Date FOR VALUE RECEIVED, SMTEK International, Inc., a Delaware corporation, (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Sixteen Million Dollars ($16,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Credit Agreement dated as of September 25, 2001, made by and between Company and Bank (as the same may be amended or modified from time to time, herein called "Agreement"), together with interest thereon as hereinafter set forth.

     Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                   SMTEK INTERNATIONAL, INC.
                                   By:
                                   Its:

SECURITY AGREEMENT
(All Assets)

As of September 25, 2001, for value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152 , Attention:
Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Smtek International, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees and represents as follows:

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts; general intangibles; chattel paper (including without limit electronic chattel paper and tangible chattel paper); contract rights; deposit accounts; documents; instruments; rights to payment evidenced by chattel paper, documents or instruments; health care insurance receivables; commercial tort claims; letters of credit; letter of credit rights; supporting obligations; and rights to payment for money or funds advanced or sold),

     (b) all Inventory,

     (c) all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     (e) specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:



     (f) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (g) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and Permitted Liens (as defined below); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and
(e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and liens and security interests permitted under the terms of the Credit Agreement dated as of September ___, 2001 between Borrower and Bank ("Permitted Liens"). Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral (subject to Permitted Liens). Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and, if reasonably required by Bank, bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause ordinary wear and tear excepted. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable which are included in a borrowing base report as an eligible account, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
(b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank except for modifications and compromises made in the ordinary course of business in a manner consistent with past practice and to the extent made prior to the occurrence of an Event of Default. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

2.8 Debtor at all times shall be in compliance in all material respects with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 [Intentionally Left Blank].

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law by Debtor or any of its employees, agents, affiliates, officers, directors or other persons under its direction or control, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3. COLLECTION OF PROCEEDS.

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary (which direction may only be given following the occurrence of an Event of Default). Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (which notice may only be given following the occurrence of an Event of Default) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney fees, except for claims arising solely as a result of Bank's gross negligence or willful misconduct.

4. DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

     (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

     (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank and continuance beyond any applicable period of cure; or

     (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

     (d) Any material loss, theft, substantial damage or destruction to or of any Collateral which is not covered by insurance, or the issuance or filing of any attachment, levy, garnishment or the commencement of any similar proceeding in connection with any Collateral; or

     (e) Bank in good faith deems the margin of Collateral insufficient or itself insecure (subject to the provisions of Section 1-208 of the Uniform Commercial Code) or shall in good faith fear deterioration, removal, or waste of Collateral; or

     (f) A default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness and continue beyond any applicable period of cure.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

     (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

     (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

     (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

     (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted. At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any commercially reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest and which, except as to subclause
(ii) below, may only be exercised following the occurrence of an Event of Default) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

     (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including without limit to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

     (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

     (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615
(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001):
(a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f).

5. MISCELLANEOUS.

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

5.2 Debtor will give Bank not less than 30 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained to any assignee or participant who agrees to hold such information confidential in the same manner as the Bank. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) after maturity and without notice or demand notice to anyone. Any such action shall not constitute an acceptance of collateral in discharge of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property;
(b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Sections 9-611 or 9-621 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 [Intentionally Left Blank].

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section
5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place [mark applicable provision]:

 Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):
 .
X Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is Deleware.

 Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): .

 Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): .

 Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at: _______________________.

     If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

     See attached Schedule of Collateral Locations

     STREET ADDRESS
     CITY STATE ZIP CODE COUNTY

     Collateral shall be maintained only at the locations identified in this
Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*None, if left blank)
Debtor:

                               SMTEK INTERNATIONAL, INC.
                               By: /s/ Kirk A. Waldron
                               SIGNATURE OF KIRK A. WALDRON
                               Its: Treasurer
                               TITLE (If applicable)

SECURITY AGREEMENT
(All Assets)

As of September 25, 2001, for value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152 , Attention:
Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Smtek International, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees and represents as follows:

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts; general intangibles; chattel paper (including without limit electronic chattel paper and tangible chattel paper); contract rights; deposit accounts; documents; instruments; rights to payment evidenced by chattel paper, documents or instruments; health care insurance receivables; commercial tort claims; letters of credit; letter of credit rights; supporting obligations; and rights to payment for money or funds advanced or sold),

     (b) all Inventory,

     (c) all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     (e) specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:



     (f) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (g) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and Permitted Liens (as defined below); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and
(e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and liens and security interests permitted under the terms of the Credit Agreement dated as of September ___, 2001 between Borrower and Bank ("Permitted Liens"). Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral (subject to Permitted Liens). Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and, if reasonably required by Bank, bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause ordinary wear and tear excepted. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable which are included in a borrowing base report as an eligible account, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
(b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank except for modifications and compromises made in the ordinary course of business in a manner consistent with past practice and to the extent made prior to the occurrence of an Event of Default. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

2.8 Debtor at all times shall be in compliance in all material respects with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law by Debtor or any of its employees, agents, affiliates, officers, directors or other persons under its direction or control, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3. COLLECTION OF PROCEEDS.

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary (which direction may only be given following the occurrence of an Event of Default). Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (which notice may only be given following the occurrence of an Event of Default) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney fees, except for claims arising solely as a result of Bank's gross negligence or willful misconduct.

4. DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

     (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

     (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank and continuance beyond any applicable period of cure; or

     (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

     (d) Any material loss, theft, substantial damage or destruction to or of any Collateral which is not covered by insurance, or the issuance or filing of any attachment, levy, garnishment or the commencement of any similar proceeding in connection with any Collateral; or

     (e) Bank in good faith deems the margin of Collateral insufficient or itself insecure (subject to the provisions of Section 1-208 of the Uniform Commercial Code) or shall in good faith fear deterioration, removal, or waste of Collateral; or

     (f) A default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness and continue beyond any applicable period of cure.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

     (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

     (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

     (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

     (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted. At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any commercially reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest and which, except as to subclause
(ii) below, may only be exercised following the occurrence of an Event of Default) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

     (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including without limit to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

     (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

     (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615
(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001):
(a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f).

5. MISCELLANEOUS.

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

5.2 Debtor will give Bank not less than 30 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained to any assignee or participant who agrees to hold such information confidential in the same manner as the Bank. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) after maturity and without notice or demand notice to anyone. Any such action shall not constitute an acceptance of collateral in discharge of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property;
(b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Sections 9-611 or 9-621 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section
5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place [mark applicable provision]:

 Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):
 .
X Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is (state address, state and county or parish): 2151 Anchor Ct., Thousand Oaks, California 91320.

 Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): .

 Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): .

 Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at: _______________________.

     If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

     See attached Schedule of Collateral Locations

     STREET ADDRESS
     CITY STATE ZIP CODE COUNTY

     Collateral shall be maintained only at the locations identified in this
Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*None, if left blank)
Debtor:

                               SMTEK, INC.
                               By: /s/ Kirk A. Waldron
                               SIGNATURE OF KIRK A. WALDRON
                               Its: Treasurer
                               TITLE (If applicable)

SECURITY AGREEMENT
(All Assets)

As of September 25, 2001, for value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152 , Attention:
Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Smtek International, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees and represents as follows:

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts; general intangibles; chattel paper (including without limit electronic chattel paper and tangible chattel paper); contract rights; deposit accounts; documents; instruments; rights to payment evidenced by chattel paper, documents or instruments; health care insurance receivables; commercial tort claims; letters of credit; letter of credit rights; supporting obligations; and rights to payment for money or funds advanced or sold),

     (b) all Inventory,

     (c) all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     (e) specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:



     (f) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (g) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and Permitted Liens (as defined below); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and
(e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and liens and security interests permitted under the terms of the Credit Agreement dated as of September ___, 2001 between Borrower and Bank ("Permitted Liens"). Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral (subject to Permitted Liens). Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and, if reasonably required by Bank, bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause ordinary wear and tear excepted. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable which are included in a borrowing base report as an eligible account, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
(b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank except for modifications and compromises made in the ordinary course of business in a manner consistent with past practice and to the extent made prior to the occurrence of an Event of Default. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

2.8 Debtor at all times shall be in compliance in all material respects with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law by Debtor or any of its employees, agents, affiliates, officers, directors or other persons under its direction or control, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3. COLLECTION OF PROCEEDS.

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary (which direction may only be given following the occurrence of an Event of Default). Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (which notice may only be given following the occurrence of an Event of Default) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney fees, except for claims arising solely as a result of Bank's gross negligence or willful misconduct.

4. DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

     (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

     (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank and continuance beyond any applicable period of cure; or

     (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

     (d) Any material loss, theft, substantial damage or destruction to or of any Collateral which is not covered by insurance, or the issuance or filing of any attachment, levy, garnishment or the commencement of any similar proceeding in connection with any Collateral; or

     (e) Bank in good faith deems the margin of Collateral insufficient or itself insecure (subject to the provisions of Section 1-208 of the Uniform Commercial Code) or shall in good faith fear deterioration, removal, or waste of Collateral; or

     (f) A default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness and continue beyond any applicable period of cure.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

     (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

     (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

     (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

     (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted. At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any commercially reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest and which, except as to subclause
(ii) below, may only be exercised following the occurrence of an Event of Default) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

     (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including without limit to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

     (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

     (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615
(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001):
(a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f).

5. MISCELLANEOUS.

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

5.2 Debtor will give Bank not less than 30 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained to any assignee or participant who agrees to hold such information confidential in the same manner as the Bank. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) after maturity and without notice or demand notice to anyone. Any such action shall not constitute an acceptance of collateral in discharge of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property;
(b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Sections 9-611 or 9-621 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section
5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place [mark applicable provision]:

 Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):
 .
X Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is (state address, state and county or parish): 2151 Anchor Ct., Thousand Oaks, California 91320.

 Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): .

 Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): .

 Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at: _______________________.

     If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

     See attached Schedule of Collateral Locations

     STREET ADDRESS
     CITY STATE ZIP CODE COUNTY

     Collateral shall be maintained only at the locations identified in this
Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*None, if left blank)
Debtor:

                               TECHNETICS, INC.
                               By: /s/ Kirk A. Waldron
                               SIGNATURE OF KIRK A. WALDRON
                               Its: Treasurer
                               TITLE (If applicable)

SECURITY AGREEMENT
(All Assets)

As of September 25, 2001, for value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation ("Bank"), whose address is 39200 Six Mile Road, Livonia, Michigan 48152 , Attention:
Commercial Loan Documentation, Mail Code 7578, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a "security interest") in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness ("Indebtedness") to the Bank of Smtek International, Inc. ("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Debtor further covenants, agrees and represents as follows:

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

     (a) all Accounts Receivable (for purposes of this Agreement, "Accounts Receivable" consists of all accounts; general intangibles; chattel paper (including without limit electronic chattel paper and tangible chattel paper); contract rights; deposit accounts; documents; instruments; rights to payment evidenced by chattel paper, documents or instruments; health care insurance receivables; commercial tort claims; letters of credit; letter of credit rights; supporting obligations; and rights to payment for money or funds advanced or sold),

     (b) all Inventory,

     (c) all Equipment and Fixtures,

     (d) all Software (for purposes of this Agreement, "Software" consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

     (e) specific items listed below and/or on attached Schedule A, if any, is/are also included in Collateral:



     (f) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

     (g) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that collateral.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

2.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank and Permitted Liens (as defined below); (c) there are no financing statements on file, other than in favor of Bank and those filed with respect to Permitted Liens; (d) no person, other than Bank, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control; and
(e) Debtor acquired its rights in the Collateral in the ordinary course of its business.

2.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank and liens and security interests permitted under the terms of the Credit Agreement dated as of September ___, 2001 between Borrower and Bank ("Permitted Liens"). Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except for Inventory in the ordinary course of its business and will not return any Inventory to its supplier. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue an exclusive, perfected and first security interest of Bank in the Collateral (subject to Permitted Liens). Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and, if reasonably required by Bank, bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause ordinary wear and tear excepted. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

2.7 On each occasion on which Debtor evidences to Bank the account balances on and the nature and extent of the Accounts Receivable which are included in a borrowing base report as an eligible account, Debtor shall be deemed to have warranted that except as otherwise indicated (a) each of those Accounts Receivable is valid and enforceable without performance by Debtor of any act;
(b) each of those account balances are in fact owing, (c) there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any of those Accounts Receivable, (d) as to any Accounts Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been endorsed and/or delivered by Debtor to Bank, (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor, and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank except for modifications and compromises made in the ordinary course of business in a manner consistent with past practice and to the extent made prior to the occurrence of an Event of Default. Debtor shall, at Bank's request, arrange for verification of Accounts Receivable directly with account debtors or by other methods acceptable to Bank.

2.8 Debtor at all times shall be in compliance in all material respects with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

2.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

2.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement; and (d) take such actions in its own name or in Debtor's name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of Bank's security interest may be accomplished by control.

2.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

2.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law by Debtor or any of its employees, agents, affiliates, officers, directors or other persons under its direction or control, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3. COLLECTION OF PROCEEDS.

3.1 Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary (which direction may only be given following the occurrence of an Event of Default). Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this
Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2 Debtor agrees that immediately upon Bank's request (which notice may only be given following the occurrence of an Event of Default) the Indebtedness shall be on a "remittance basis" as follows: Debtor shall at its sole expense establish and maintain (and Bank, at Bank's option may establish and maintain at Debtor's expense): (a) an United States Post Office lock box (the "Lock Box"), to which Bank shall have exclusive access and control. Debtor expressly authorizes Bank, from time to time, to remove contents from the Lock Box, for disposition in accordance with this Agreement. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor (other than payments by electronic funds transfer) shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices; and (b) a non-interest bearing deposit account with Bank which shall be titled as designated by Bank (the "Cash Collateral Account") to which Bank shall have exclusive access and control. Debtor agrees to notify all account debtors and other parties obligated to Debtor that all payments made to Debtor by electronic funds transfer shall be remitted to the Cash Collateral Account, and Debtor, at Bank's request, shall include a like statement on all invoices. Debtor shall execute all documents and authorizations as required by Bank to establish and maintain the Lock Box and the Cash Collateral Account.

3.3 All items or amounts which are remitted to the Lock Box, to the Cash Collateral Account, or otherwise delivered by or for the benefit of Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall, at Bank's option, (a) be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion, or, (b) be deposited to the Cash Collateral Account. Debtor agrees that Bank shall not be liable for any loss or damage which Debtor may suffer as a result of Bank's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement. Debtor agrees to indemnify and hold Bank harmless from and against all such third party claims, demands or actions, and all related expenses or liabilities, including, without limitation, attorney fees, except for claims arising solely as a result of Bank's gross negligence or willful misconduct.

4. DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

4.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

     (a) Any failure to pay the Indebtedness or any other indebtedness when due, or such portion of it as may be due, by acceleration or otherwise; or

     (b) Any failure or neglect to comply with, or breach of or default under, any term of this Agreement, or any other agreement or commitment between Borrower, Debtor, or any guarantor of any of the Indebtedness ("Guarantor") and Bank and continuance beyond any applicable period of cure; or

     (c) Any warranty, representation, financial statement, or other information made, given or furnished to Bank by or on behalf of Borrower, Debtor, or any Guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

     (d) Any material loss, theft, substantial damage or destruction to or of any Collateral which is not covered by insurance, or the issuance or filing of any attachment, levy, garnishment or the commencement of any similar proceeding in connection with any Collateral; or

     (e) Bank in good faith deems the margin of Collateral insufficient or itself insecure (subject to the provisions of Section 1-208 of the Uniform Commercial Code) or shall in good faith fear deterioration, removal, or waste of Collateral; or

     (f) A default shall occur under any instrument, agreement or other document evidencing, securing or otherwise relating to any of the Indebtedness and continue beyond any applicable period of cure.

4.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

     (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

     (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

     (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

     (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other disposition, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted. At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral. At any sale or other disposition of Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in the Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, Debtor shall immediately take such actions as Bank shall request to establish exclusive control (as defined in the Uniform Commercial Code) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand. Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any commercially reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

     4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7 Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest and which, except as to subclause
(ii) below, may only be exercised following the occurrence of an Event of Default) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor and (b) authorizes Bank or any agent of Bank, in its own name, at Debtor's expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

     (i) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral (including without limit to draft against Collateral) and to endorse any item representing any payment on or proceeds of the Collateral;

     (ii) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

     (iii) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.9 The following shall be the basis for any finder of fact's determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under Section 9.615
(f) of the Uniform Commercial Code (as in effect on or after July 1, 2001):
(a) the Collateral which is the subject matter of the disposition shall be valued in an "as is" condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, attorneys' fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The "value" of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under Section 9-615(f).

5. MISCELLANEOUS.

5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

5.2 Debtor will give Bank not less than 30 days prior written notice of all contemplated changes in Debtor's name, location, chief executive office, principal place of business, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained to any assignee or participant who agrees to hold such information confidential in the same manner as the Bank. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) after maturity and without notice or demand notice to anyone. Any such action shall not constitute an acceptance of collateral in discharge of the Indebtedness.

5.6 Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property;
(b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Sections 9-611 or 9-621 of the Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement.

5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section
5.10 is deemed a consent by Bank to any assignment by Debtor.

5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as those meanings may be amended, revised or replaced from time to time. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended, revised or replaced from time to time, including without limit as amended by Act No. 348 of the Michigan Public Acts of 2000. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15 Debtor represents and warrants that Debtor's exact name is the name set forth in this Agreement. Debtor further represents and warrants the following and agrees that Debtor is, and at all times shall be, located in the following place [mark applicable provision]:

 Debtor is an individual, and Debtor is located (as determined pursuant to the Uniform Commercial Code) at Debtor's principal residence which is (street address, state and county or parish):
 .
X Debtor is a registered organization which is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company), and Debtor is located (as determined pursuant to the Uniform Commercial Code) in the state under the laws of which it was organized, which is: Delaware

 Debtor is a domestic organization which is not a registered organization under the laws of the United States or any state thereof (e.g. general partnership, joint venture, trust, estate or association), and Debtor is located (as determined pursuant to the Uniform Commercial Code) at its sole place of business or, if it has more than one place of business, at its chief executive office, which is (street address, state and county or parish): .

 Debtor is a registered organization organized under the laws of the United States, and Debtor is located in the state that United States law designates as its location or, if United States law authorizes the Debtor to designate the state for its location, the state designated by Debtor, or if neither of the foregoing are applicable, at the District of Columbia. Debtor is located (as determined pursuant to the Uniform Commercial Code) at (street address, state and county or parish): .

 Debtor is a foreign individual or foreign organization or a branch or agency of a bank that is not organized under the laws of the United States or a state thereof. Debtor is located (as determined pursuant to the Uniform Commercial Code) at: _______________________.

     If Collateral is located at other than the address specified above, such Collateral is located and shall be maintained at

     See attached Schedule of Collateral Locations

     STREET ADDRESS
     CITY STATE ZIP CODE COUNTY

     Collateral shall be maintained only at the locations identified in this
Section 5.15.

5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2.13 of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7. SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT. (*None, if left blank)
Debtor:

                               JOLT TECHNOLOGY, INC.
                               By: /s/ Kirk A. Waldron
                               SIGNATURE OF KIRK A. WALDRON
                               Its: Treasurer
                               TITLE (If applicable)

GUARANTY

The undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank (Bank) a Michigan banking corporation, and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of Smtek International, Inc. ("Borrower) whose address is 2151 Anchor Court, Thousand Oaks, California 91320, or any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower" however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the "Indebtedness").

The Indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party;
(c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste; (e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys' fees on, or in connection with, any of the indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting indebtedness, including without limit reasonable attorneys' fees and costs.

The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any indebtedness, and diligence in collecting any indebtedness, and agree(s) that the Bank may modify the terms of any indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all indebtedness, or permit the Borrower to incur additional indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is
(are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the indebtedness, the occurrence of any default with respect to the indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty . The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretys hip, guaranty, indemnity insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affection in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s) whether realty or personalty, to secure payment of the indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else. Until the indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnity and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "Insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "Creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an "insider" or affiliate of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future indebtedness (except as provided below) by (and only by) delivering written notice of termination to the Bank; provided, the termination shall not be effective until the opening of business on the fifth (5th) day following Bank's receipt of the written notice of termination. Any such notice of termination to be effective must be sent by certified or registered mail, return receipt requested or by reputable overnight delivery service addressed as follows: Comerica Bank, 500 Woodward Avenue, 7th Floor, Detroit, Michigan 48226 Attention: Comerica Business Credit/Group Manager. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any indebtedness existing at the effective date of termination or any indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorneys' fees and costs, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any Lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liabilities, costs and expenses (including without limit reasonable attorneys' fees and costs), incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty,"Environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that Michigan law shall apply to this Guaranty, regardless of whether Michigan law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part indebtedness, or in connection with the creation of new or additional indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorser or any other guarantors of the indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.

The undersigned waives to the extent permitted by applicable law any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership, limited liability company or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned understands that, absent this waiver, Bank's election of remedies, including but not limited to its decision to proceed to nonjudicial foreclosure on any real property securing the Indebtedness, could preclude Bank from obtaining a deficiency judgment against Borrower and the undersigned pursuant to California Code of Civil Procedure sections 580a, 580b, 580d of 726 and could also destroy any subrogation rights which the undersigned has against Borrower. The undersigned further understands that absent this waiver, California law, including without limitation, California Code of Civil Procedure sections 580a, 580b, 580d or 726, could afford the undersigned one or more affirmative defenses to any action maintained by Bank against the undersigned on this Guaranty.

The undersigned waives any and all rights and provisions of California Code of Civil Procedure section 580a, 580b, 580d and 726, including, but not limited to any provision thereof that: (i) may limit the time period for Bank to commence a lawsuit against Borrower or the undersigned to collect any indebtedness owing by Borrower or the undersigned to Bank; (ii) may entitle Borrower or the undersigned to a judicial or nonjudicial determination of any deficiency owed by Borrower or the undersigned to Bank, or to otherwise limit Bank's right to collect a deficiency based on the fair market value of such real property security; (iii) may limit Bank's right to collect a deficiency judgment after a sale of any real property securing the Indebtedness; and
(iv) may require Bank to take only one action to collect the indebtedness or that may otherwise limit the remedies available to Bank to collect the indebtedness.

The undersigned waives all rights and defenses arising out of an election of remedies by Bank even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.

The undersigned acknowledges and agrees that this is knowing and informed waiver of the undersigned's rights as discussed above and that Bank is relying on this waiver in extending credit to Borrower.

The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participation in all or any part of the indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise to any assignee or participant who agrees to hold such information confidential in the same manner as the Bank. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys' fees and costs, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the indebtedness or any other guaranty of the indebtedness (including without limit reasonable attorneys' fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

This Guaranty shall remain effective with respect to successive transactions which shall either continue the indebtedness, increase or decrease it, or from time to time create new indebtedness after all or any prior indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that if any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

Additional Provisions (If any): None.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on September 25, 2001.

                                          GUARANTOR(S) SMTEK, INC.
Witness (as to all signatures):
/s/ Mitchell J. Freedman                  By: /s/ Kirk A. Waldron
                                          Signature of Kirk A. Waldron
                                          Its: Treasurer
                                          JOLT TECHNOLOGY, INC.
                                          By: /s/ Kirk A. Waldron
                                          Signature of Kirk A. Waldron
                                          Its: Treasurer
                                          TECHNETICS, INC.
                                          By: /s/ Kirk A. Waldron
                                          Signature of Kirk A. Waldron
                                          Its: Treasurer
                                          GUARANTOR'S ADDRESS
                                          2151 Anchor Court
                                          Thousand Oaks, California 91320